SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240-14a-12

                                 WT MUTUAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1) Title of  each class of securities to which transaction applies:

        ______________________________________________________________

     2) Aggregate number of securities to which transaction applies:

        ______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ______________________________________________________________

     4) Proposed maximum aggregate value of transaction:

        ______________________________________________________________

     5) Total fee paid:

        ______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                       WILMINGTON PRIME MONEY MARKET FUND
                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                       WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                 WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND
                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                       WILMINGTON LARGE-CAP STRATEGY FUND
                       WILMINGTON SMALL-CAP STRATEGY FUND
                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                                                                January 28, 2011

Dear Shareholder:

     A special meeting of shareholders of the Funds of WT Mutual Fund (the "Trust"), will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 11, 2011 at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

     We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card -- be sure to sign, date and return it to us in the enclosed postage paid envelope.

     Your vote is very important to us. If we do not hear from you by March 1, 2011, a representative of the Trust or RSMC may contact you.

     Thank you for your response and for your continued investment with the Fund.

                                  Sincerely,

                                  John J. Kelley
                                  President and Chief Executive Officer
                                  WT Mutual Fund

                                 WT MUTUAL FUND

                            -----------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                       WILMINGTON PRIME MONEY MARKET FUND
                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                       WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                 WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND
                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                       WILMINGTON LARGE-CAP STRATEGY FUND
                       WILMINGTON SMALL-CAP STRATEGY FUND
                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                                 TO BE HELD ON

                                 MARCH 11, 2011

                            -----------------------

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 11, 2011. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT http://www.wilmingtonfunds.com OR BY CALLING THE TRUST AT (800) 336-9970.

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Funds of WT Mutual Fund (the "Trust") will be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 11, 2011 at 10:00 a.m., to vote on the following proposals:

     1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RSMC;

     2. To approve a new investment sub-advisory agreement among the Trust, on behalf of each Fund, RSMC and Wilmington Trust Investment Management, LLC ("WTIM");

     3. To approve a new investment sub-advisory agreement among the Trust, on behalf of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund, RSMC and WTIM; and

     4.   To elect one Trustee to the Board of Trustees.

     Shareholders of record of the Fund on January 21, 2011 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a proposal will require the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Fund present in person or by proxy and entitled to vote on such proposal at the Meeting or any adjournment thereof.

     The persons named as proxies will vote "FOR" any such adjournment those proxies for which they are entitled to vote in favor of such proposal and will vote "AGAINST" any such adjournment those proxies to be voted against such proposal.

     Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Edward W. Diffin, Jr.
                             Secretary

January 28, 2011

--------------------------------------------------------------------------------

                                   IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

--------------------------------------------------------------------------------

                                 WT MUTUAL FUND

                            -----------------------

                       WILMINGTON PRIME MONEY MARKET FUND
                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                       WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                 WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND
                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                       WILMINGTON LARGE-CAP STRATEGY FUND
                       WILMINGTON SMALL-CAP STRATEGY FUND
                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                PROXY STATEMENT

                             DATED JANUARY 28, 2011

                        SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON

                                 MARCH 11, 2011

                            -----------------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of WT Mutual Fund (the "Trust"), on behalf of the Funds, for use at a special meeting of shareholders of the Trust to be held at the offices of the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 11, 2011, at 10:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Fund on or about January
28, 2011.

     EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT OF A FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970, BY DOWNLOADING IT FROM THE TRUST'S WEBSITE AT http://www.wilmingtonfunds.com OR BY WRITING TO WT MUTUAL FUND, C/O BNY MELLON INVESTMENT SERVICING (U.S.) INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                                  INTRODUCTION

     APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. At the Meeting, you will be asked to approve new investment advisory and sub-advisory agreements with Rodney Square Management Corporation ("RSMC") and Wilmington Trust Investment Management, LLC ("WTIM"). As you know, RSMC and WTIM serve as the investment adviser and sub-adviser, respectively, to each Fund pursuant to the following contracts (the "Current Agreements"): (i) an investment advisory agreement dated July 1, 2005, as amended February 1, 2008, between the Trust, on behalf of each Fund, and RSMC (the "Current Advisory Agreement"); (ii) an investment sub-advisory agreement dated July 1, 2005 among the Trust, on behalf of each Fund, RSMC and Wilmington Trust Investment Management, LLC ("WTIM") (the "WTIM Agreement"); and (iii) an investment sub-advisory agreement dated December 4, 2006, as amended February 1, 2008, among the Trust, on behalf of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund, RSMC and WTIM (the

"WTIM (LC/SC) Agreement"). Each of the Current Agreements was last approved by the Board at its quarterly meeting held on August 26, 2010. Except for the Wilmington Short/Intermediate-Term Bond Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund, the Current Advisory Agreement was last approved by shareholders immediately prior to each Fund's respective commencement. With respect to the Wilmington Short-Intermediate Bond Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund , the Current Advisory Agreement was approved by shareholders on October 22, 1999, June 29, 2005 and January 31, 2008, respectively. The WTIM (LC/SC) Agreement was last approved by shareholders of each of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund on January 31, 2008.

     Each of RSMC and WTIM is a wholly-owned subsidiary of, and, therefore, under the control of Wilmington Trust Corporation ("Wilmington Trust"). On October 31, 2010, Wilmington Trust entered into an Agreement and Plan of Merger (the "Merger Agreement") with M&T Bank Corporation, a New York corporation ("M&T"), and MTB One, Inc., a Delaware corporation and wholly-owned subsidiary of M&T, pursuant to which, among other things, MTB One, Inc. will be merged (the "Merger") with and into Wilmington Trust, with Wilmington Trust surviving the Merger as a wholly-owned subsidiary of M&T, subject to the terms and conditions of the Merger Agreement.

     When completed, the Merger will result in a change of control of each of RSMC and WTIM. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a change in control of an investment adviser or sub-adviser constitutes an "assignment" of such investment adviser's or sub-adviser's contract with a mutual fund. Further, the 1940 Act requires that an investment advisory contract or a sub-advisory contract provide for its automatic termination in the event of its assignment. Accordingly, the Current Agreements will terminate when the Merger is completed.

     In order to ensure that each of the Funds is provided with continuous investment advisory and sub-advisory services after the Merger, the Board has unanimously approved (i) a new investment advisory agreement between the Trust, on behalf of each Fund, and RSMC (the "New Advisory Agreement"); (ii) a new investment sub-advisory agreement among the Trust, on behalf of each Fund, RSMC and Wilmington Trust Investment Management, LLC ("WTIM") (the "New WTIM Agreement"); and (iii) a new investment sub-advisory agreement among the Trust, on behalf of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund, RSMC and WTIM (the "New WTIM (LC/SC) Agreement," and with the New Advisory Agreement and the New WTIM Agreement, the "New Advisory and Sub-Advisory Agreements"). In addition, the Board recommends that shareholders of each Fund vote to approve the New Advisory and Sub-Advisory Agreements. It is not presently anticipated that the Merger and resulting change of control of RSMC and WTIM will cause any significant change in the operation of the Funds or the persons responsible for the day-to-day management of the Funds. While it is currently anticipated that after the Merger RSMC, WTIM and the Funds will continue to operate in substantially the same manner as at present, there can be no guarantee that changes in the operation of the Funds or the persons responsible for the day-to-day management of the Funds will not occur in the future.

     ELECTION OF TRUSTEE. At the Meeting, each shareholder of the Trust will be asked to elect Mr. Thomas Leonard as a Trustee to hold office until his successor is duly elected and qualified. Currently, the Board of Trustees consists of five members, including Mr. Leonard. Mr. Leonard was appointed on August 15, 2007 by the Board of Trustees to serve as a Trustee effective July 1, 2008, but was not elected by shareholders. With the exception of Mr. Leonard, all of the Trustees have been elected by shareholders of the Trust. While shareholder election of a Trustee is not required under the Trust's organizational and governance documents, Section 16 of the 1940 Act requires that at least of majority of the Trustees are elected by shareholders. If less than a majority of the Trustees have been elected by shareholders, then the Board is required to hold an shareholder meeting for the purpose of electing trustees to fill any existing vacancies on the Board. Since the Board is soliciting all shareholders of the Trust in connection with the Merger and resulting change of control, the Board has decided to also solicit shareholders to elect Mr. Leonard to the Board of Trustees.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following chart specifies the Funds whose shareholders will be entitled to vote at the Special Meeting on each of the proposals being presented for shareholder consideration. The proposals are set forth in the Notice of Special Meeting and are discussed in detail in this Proxy Statement.

PROPOSALS                                           AFFECTED FUNDS                         PAGE NUMBER
---------                                           --------------                         -----------
PROPOSAL 1: To approve a new investment advisory    Each Fund, voting separately                 3
agreement between the Trust, on behalf of each
Fund, and RSMC.

PROPOSAL 2: To approve a new investment sub-        Each Fund, voting separately                10
advisory agreement among the Trust, on behalf of
each Fund, RSMC and Wilmington Trust
Investment Management, LLC ("WTIM").

PROPOSAL 3: To approve a new investment sub-        Wilmington Large-Cap Strategy Fund and      12
advisory agreement among the Trust, on behalf of    Wilmington Small-Cap Strategy Fund,
the Wilmington Large-Cap Strategy Fund and the      each voting separately
Wilmington Small-Cap Strategy Fund, RSMC and
WTIM.

PROPOSAL 4: To elect one Trustee                    All Funds, voting together                  15

     If shareholders of the Funds do not approve a Proposal, the Board will consider other alternatives, including, with respect to Proposals 1, 2 and 3, entering into interim advisory agreements with RSMC and WTIM pursuant to Rule 15a-4 under the 1940 Act. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

    PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE
                    TRUST, ON BEHALF OF EACH FUND, AND RSMC

        (This proposal will be considered by shareholders of each Fund, voting separately.)

     You are being asked to approve the New Advisory Agreement because the Current Advisory Agreement will terminate upon completion of the Merger. Under the New Advisory Agreement, RSMC will provide services to each Fund equivalent to the services it currently provides under the Current Advisory Agreement and will receive an advisory fee equal to the fee it currently receives under the Current Advisory Agreement.

     The New Advisory Agreement will become effective as to a Fund only if approved by a "majority of the outstanding voting securities" (as such term is defined under the 1940 Act) of the applicable Fund and only if the Merger is completed. The Merger is currently expected to be completed in the second quarter of 2011. If the Merger is not completed, the New Advisory Agreement will not go into effect, even if approved by shareholders at the Meeting, and the Current Advisory Agreement will continue in effect.

     At an in-person meeting held on January 10, 2011, the Board approved the New Advisory Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New Advisory Agreement is included below in the section entitled "Board Consideration in Approving the New Advisory and Sub-Advisory Agreements."

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT.

                     SUMMARY OF THE NEW ADVISORY AGREEMENT

     The form of the New Advisory Agreement is attached as Appendix A to this Proxy Statement. The contractual terms and conditions of the New Advisory Agreement are identical to the Current Advisory Agreement, except for its date and initial term. There have been no changes to RSMC's fee schedule for its services to the Funds. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Appendix A.

     GENERAL. RSMC is responsible for managing each Fund's assets. In providing investment management services to each Fund, RSMC determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and limitations set forth in each Fund's registration statement and amendments thereto, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine. With respect to any or all Funds, RSMC may, subject to certain conditions, enter into one or more contracts with a sub-adviser in which RSMC delegates to such sub-adviser any or all of its obligations or services.

     BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. RSMC places orders for portfolio transactions on behalf of each Fund with issuers, underwriters or other brokers and dealers. RSMC may, in its discretion, use brokers and dealers who provide research, analysis, advice and similar services to RSMC, provided that RSMC shall be responsible for seeking best execution. RSMC is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of such research, analysis, advice and similar services, subject to RSMC determining that such commission is reasonable in relation to the value of such services provided to the Fund.

     COMPENSATION. There will be no change in the fee schedule applicable to any Fund under the New Advisory Agreement. Pursuant to the New Advisory Agreement, RSMC will be entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

                                          ANNUAL FEE (AS A % OF
FUND(S)                                   AVERAGE DAILY NET ASSETS ("ASSETS")
-------                                   ---------------------------------------------
Wilmington Prime Money Market Fund,       0.37% of the first $1 billion in Assets;
Wilmington Tax-Exempt Money Market Fund   0.33% of the next $500 million in Assets;
and Wilmington U.S. Government Money      0.30% of the next $500 million in Assets; and
Market Fund                               0.27% of Assets in excess of $2 billion

Wilmington Broad Market Bond Fund,        0.35% of the first $1 billion in Assets;
Wilmington Municipal Bond Fund and        0.30% of the next $1 billion in Assets; and
Wilmington Short/ Intermediate-Term       0.25% of Assets over $2 billion
Bond Fund

Wilmington Multi-Manager International    0.35% of Assets
Fund, Wilmington Large-Cap Strategy
Fund and Wilmington Small-Cap
Strategy Fund

                                          ANNUAL FEE (AS A % OF
FUND(S)                                   AVERAGE DAILY NET ASSETS ("ASSETS")
-------                                   ---------------------------------------------
Wilmington Multi-Manager Real Asset Fund  0.35% on all assets except Assets allocated to the inflation-
                                          protected debt securities ("TIPS") strategy or the Enhanced
                                          Cash Strategy; and

                                          For Assets allocated to the TIPS strategy: 0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and
                                          0.37% of Assets over $50 million;

                                          For assets allocated to the Enhanced Cash strategy: 0.43% of
                                          Assets allocated to the Enhanced Cash Strategy

Wilmington Aggressive Asset Allocation    N/A
Fund and Wilmington Conservative Asset
Allocation Fund

     LIABILITY OF RSMC. Except as prohibited by law, RSMC shall not be liable to the Funds or to any shareholder of the Funds, for any act or omission in the course of, or connected with, rendering services to which the New Advisory Agreement relates, or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by RSMC of its obligations and duties under such agreement.

     TERM. The New Advisory Agreement is expected to remain in effect for an initial two-year term from the date the Merger is completed, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a "a majority of the outstanding voting securities" (as defined below under "Required Vote") of a Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust). The initial term of the Current Advisory Agreement is one year.

     TERMINATION. The New Advisory Agreement may at any time be terminated without payment of any penalty by the Trust with respect to a Fund (by vote of the Board or by vote of a majority of the outstanding voting securities of a
Fund) on sixty (60) days written notice to RSMC. The New Advisory Agreement may also be terminated by RSMC on sixty (60) days written notice to the Trust. The New Advisory Agreement shall terminate automatically in the event of its assignment.

                                  COMPENSATION

     The aggregate amount of RSMC's advisory fee and the amount and purpose of any other material payments by the Funds to RSMC, or any affiliated person of RSMC, during the last fiscal year is provided in Appendix D.

                        BOARD CONSIDERATION IN APPROVING
                  THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

     Before considering the New Advisory and Sub-Advisory Agreements, the Trustees requested information about the Merger and extensive materials related to the proposed approvals. In determining whether to approve the New Advisory and Sub-Advisory Agreements, the Trustees considered information provided by RSMC and WTIM in conjunction with the January 10, 2011 meeting and information previously provided by RSMC and WTIM at the August 26, 2010 meeting. To assist the Board in considering the New Advisory and Sub-Advisory Agreements, RSMC and WTIM provided materials and information about Wilmington Trust and M&T, including written responses to the questions posed by the Trustees in their information request regarding the Merger and the resulting change of control. The Trustees considered information that RSMC and WTIM provided regarding (i) the services performed for the Funds, (ii) the size and qualifications of RSMC's and WTIM's portfolio management staffs, (iii) any potential or actual material conflicts of interest which may arise in connection with RSMC's and WTIM's management of the Funds, (iv) how the Funds are managed by RSMC and WTIM, including a general description of the investment decision making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on RSMC's or WTIM's ability to service the Funds, (x) RSMC's and WTIM's internal program for ensuring compliance with the Funds' investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) RSMC's and WTIM's proxy voting policies, (xii) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Funds, and (xiii) the Merger and the impact of the resulting change of control on the services provided by RSMC and WTIM. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the New Advisory and Sub-Advisory Agreements. In addition the Board consulted with legal counsel in executive session with respect to their review of the New Advisory and Sub-Advisory Agreements and certain other considerations relevant to their deliberations on whether to approve the New Advisory and Sub-Advisory Agreements.

     At the in-person meetings on November 18, 2010 and January 10, 2010, the Board met with representatives of Wilmington Trust, RSMC and WTIM and discussed the Merger, including the background of and reasons for the Merger and M&T's general plans and intentions regarding RSMC, WTIM and the Funds following completion of the Merger. Representatives of RSMC, WTIM and Wilmington Trust responded to questions from the Board. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, certain employees and officers of RSMC and WTIM following completion of the Merger. In connection with the Trustees' review of the New Advisory and Sub-Advisory Agreements, the representatives from RSMC, WTIM and Wilmington Trust emphasized that: (i) they expected that there will be no adverse changes as a result of the Merger in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services; (ii) no material changes in personnel or operations are currently contemplated in the operation of RSMC and WTIM as a result of the Merger and no material changes are currently contemplated in connection with third party service providers to the Funds; and (iii) RSMC has no present intention to alter the expense limitations and reimbursements currently in effect for the Funds.

     In addition to the information provided by RSMC, WTIM and Wilmington Trust as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Advisory and Sub-Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and RSMC and WTIM, as provided in the New Advisory and Sub-Advisory Agreements, including the proposed advisory and sub-advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the potential for distribution of Fund shares through access to M&T's existing distribution channels; (ii) the reputation, financial strength, and resources of Wilmington Trust and M&T as represented in the financial statements of Wilmington Trust and M&T provided to the Trustees; (iii) the terms and conditions of the New Advisory and Sub-Advisory Agreements, including that each Fund's contractual fee under the New Advisory Agreement will remain the same (see "Summary of the New Advisory Agreement" above and "Summary of New WTIM Agreement" and "Summary of New WTIM (LC/SC) Agreement" in the sections below regarding Proposals 2 and 3, respectively); (iv) the Board's full annual review of the Current Agreements at their in-person meeting on August 26, 2010 as required by the 1940 Act and their determination at that time that (a) RSMC and WTIM had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to each Fund and
(b) the advisory and sub-advisory fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to RSMC and WTIM in light of the services provided, the costs to RSMC and WTIM of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (v) the portfolio management teams for the Funds and the operations of RSMC and WTIM are not currently expected to change as a result of the Merger. Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of the New Advisory and Sub-Advisory Agreements, the Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Advisory and Sub-Advisory Agreements.

     NATURE, EXTENT, AND QUALITY OF SERVICES. The Trustees considered the services historically provided by RSMC and WTIM to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Advisory and Sub-Advisory Agreements will be substantially similar to the Current Agreements, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies, and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered RSMC's and WTIM's personnel and the depth of the RSMC's and WTIM's personnel who possess the experience to provide investment management services to the Funds. Based on the information provided by RSMC, including that no material changes are currently expected as a result of the Merger in RSMC's and WTIM's personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by RSMC and WTIM are appropriate and consistent with the terms of the New Advisory and Sub-Advisory Agreements, (ii) that the quality of those services has been consistent with industry norms,
(iii) the Funds are likely to benefit from the continued provision of those services, (iv) RSMC and WTIM have sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and have demonstrated their continuing ability to attract and retain qualified personnel, (v) the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders is likely to continue under the New Advisory and Sub-Advisory Agreements, and (vi) it is very unlikely that any "unfair burden" resulting from the Merger will be imposed on any of the Funds for the first two years following closing of the Merger because no adverse changes are expected as a result of the Merger in the nature, quality, or extent of services currently provided to the Funds and their shareholders.

     INVESTMENT PERFORMANCE. The Board considered the overall investment performance of RSMC, WTIM and the Funds. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Agreements at the Board meeting held on August 26, 2010. At that meeting, the Trustees reviewed reports prepared by RSMC and WTIM for each Fund, which showed the Fund's investment performance in comparison to its applicable Lipper peer group for the following periods ended March 31, 2010: quarter, year-to-date, 1-, 2-, 3-, 5-, and 10-year periods, to the extent applicable, and since inception. At their meeting on January 10, 2011, the Trustees updated their examination of the investment performance of each Fund and compared the performance of each Fund for the periods ended September 30, 2010. The Trustees considered the short-term and long-term performance of each Fund. They concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Lipper peer group ranking. The Trustees considered that the performance of some Funds lagged behind their peers for certain periods, but concluded that, based on the information provided by RSMC and WTIM, appropriate steps to address the underperformance had been taken and that each Fund's relative performance could be expected to improve. The Board also concluded that neither the Merger nor the New Advisory and Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) RSMC, WTIM and Wilmington Trust do not currently expect the Merger to cause any material change to the Funds' portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving, (ii) as discussed in more detail below, the Funds' expenses are not expected to increase as a result of the Merger, and (iii) there is not expected to be any "unfair burden" imposed on the Funds as a result of the Merger.

     COMPARATIVE EXPENSES. RSMC and WTIM provided information regarding advisory and sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from RSMC's and WTIM's relationship with the Funds. The Trustees evaluated expense comparison data for the Funds and comparative funds. The Trustees focused on the comparative analysis of the net advisory fee ratios and net total expense ratios (after deduction for advisory fee waivers and expense reimbursements) of each Fund versus the mean and median of the advisory fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the "Lipper Universe"). The comparison of each Fund's net advisory fee and expense ratios (after deduction for advisory fee waivers and expense reimbursements) to the respective Lipper Universe indicated that the net expense ratio for each Fund was below the median expense ratio of the Lipper Universe. The Trustees reviewed the services provided to the Funds by RSMC and WTIM as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds. The Trustees also reviewed information regarding fees charged by RSMC and WTIM to fees charged to other clients of RSMC, WTIM and Wilmington Trust. The Trustees also evaluated explanations provided by RSMC and WTIM as to differences in fees charged to the Funds and other similarly managed accounts. The Trustees considered any direct or indirect revenues which would be received by affiliates of RSMC. The Trustees concluded that the advisory and sub-advisory fees and services provided by RSMC and WTIM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds. The Trustees considered whether the Merger and resulting change of control of RSMC and WTIM would impact the services currently being provided to the Funds. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Funds and services provided to the Funds as a result of the Merger.

     MANAGEMENT PROFITABILITY. The Trustees also considered the costs of the services provided by RSMC and WTIM, the compensation and benefits received by RSMC and WTIM in providing services to the Funds, as well as their profitability. The Trustees were provided with Wilmington Trust's consolidated financial statements (which included RSMC and WTIM) and certain of M&T's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of RSMC and WTIM. The Trustees noted that the level of profitability of RSMC and WTIM is an important factor in providing service to the Funds, and the Trustees should be satisfied that RSMC's and WTIM's profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser or sub-adviser of the Funds specifically. The Trustees considered that the profitability of each of RSMC and WTIM are part of Wilmington Trust's overall profitability and because of this it was difficult to assess profitability without making certain assumptions. Based on the information provided, the Trustees concluded that RSMC's and WTIM's fees and profits (if any) derived from its relationship with the Trust in light of each Fund's expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of each Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser and sub-advisers, the investment performance of the Fund and the expense limitations agreed to by RSMC.

     ECONOMIES OF SCALE. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of each Fund increase as a result of "breakpoint" reductions in the advisory fee rate at specific asset levels which are reflected in fee schedules to each of the New Advisory Agreement and the New WTIM (LC/SC) Agreement. In addition, Trustees also considered RSMC's efforts to grow the Trust's assets as economies of scale may be achieved due to the ability of the Trust and each Fund to spread its fixed costs across a larger asset base. The Trustees concluded that additional economies of scale could be achieved as a result of access to M&T's clients and distribution channels.

     CONCLUSION. After consideration of all the factors, taking into consideration the information presented at the meeting and deliberating in executive session, the entire Board, including those Trustees who are not "interested persons" (as such term is defined in the 1940 Act), unanimously approved the New Advisory and Sub-Advisory Agreements. The Board concluded that the advisory and sub-advisory fee rates under each of the New Advisory and Sub-Advisory Agreements is reasonable in relation to the services provided and that execution of such agreements is in the best interests of the shareholders of each Fund. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in August 2010 that the advisory and sub-advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds' respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that RSMC, WTIM and Wilmington Trust had represented that the overall expenses for each Fund are not expected to be adversely affected by the Merger. The Trustees also noted, with respect to the Funds that currently had the benefit of expense limitations and or reimbursements from RSMC, that RSMC had no present intention to alter any expense limitation or reimbursement currently in effect for the Funds. On that basis, the Trustees concluded that the total expense ratio and proposed advisory and sub-advisory fees for the Funds are acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

                             INFORMATION ABOUT RSMC

     Rodney Square Management Corporation ("RSMC") is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. After the Merger is completed, WTIM will be a wholly-owned subsidiary of M&T. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. As of December 31, 2010, RSMC had approximately $6.25 billion in assets under management. The name and principal occupation of the principal executive officers of RSMC are as follows:

                                                                   PRINCIPAL OCCUPATION (IF
                POSITION WITH                                      DIFFERENT THAN POSITION WITH
NAME            RSMC                 POSITION WITH THE TRUST       RSMC OR THE TRUST)
----            -------------        -----------------------       ----------------------------
John J. Kelley  Director and         President and Chief Executive
                President            Officer

Michael
DiGregorio      Director

Joseph Fahey    Vice President,      Vice President
                Secretary and
                Treasurer

Anna M.         Vice President and   Vice President and Chief
Bencrowsky      Chief Compliance     Compliance Officer
                Officer

R. Samuel       Vice President
Fraundorf

     The address of Ms. Bencrowsky and Messrs. Kelley, DiGregorio and Fahey is 1100 North Market Street, Wilmington, Delaware 19890. The address of Mr. Fraundorf is 3280 Peachtree Road N.E., Atlanta, GA 30305.

                                 REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of a Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE
                    APPROVAL OF THE NEW ADVISORY AGREEMENT.

                                   *   *   *

                                  PROPOSAL 2:
    APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AMONG THE TRUST, ON BEHALF OF
                            EACH FUND, RSMC AND WTIM

              (This proposal will be considered by shareholders of
                         each Fund, voting separately.)

     You are being asked to approve the New WTIM Agreement because the Current WTIM Agreement will terminate upon completion of the Merger. Under the New WTIM Agreement, WTIM will provide services to each Fund equivalent to the services it currently provides under the Current WTIM Agreement and will receive a sub-advisory fee equal to the fee it currently receives under the Current WTIM Agreement.

     The New WTIM Agreement will become effective as to a Fund only if approved by "majority of the outstanding voting securities" (as such term is defined under the 1940 Act) of the applicable Fund and only if the Merger is completed. The Merger is currently expected to be completed in the second quarter of 2011. If the Merger is not completed, the New WTIM Agreement will not go into effect, even if approved by shareholders at the Meeting, and the Current WTIM Agreement will continue in effect.

     At an in-person meeting held on January 10, 2011, the Board approved the New WTIM Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New WTIM Agreement is included below in the section entitled "Board Consideration in Approving the New WTIM Agreement."

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW WTIM AGREEMENT.

                       SUMMARY OF THE NEW WTIM AGREEMENT

     The form of the New WTIM Agreement is attached as Appendix B to this Proxy Statement. The contractual terms and conditions of the New WTIM Agreement are identical to the Current WTIM Agreement, except for its date and initial term. There have been no changes to WTIM's fee schedule for its services to the Funds. A description of the New WTIM Agreement is set forth below and is qualified in its entirety by reference to Appendix B.

     GENERAL. Under the terms of the New WTIM Agreement, WTIM shall be responsible for managing that portion of each Fund's assets that it has been assigned to manage by RSMC. In providing investment management services to the Funds, WTIM determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to WTIM, the investment objective, policies and restrictions of the Trust applicable to the Fund furnished pursuant to the New WTIM Agreement and other instructions communicated to WTIM by RSMC.

     BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. RSMC shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of RSMC or WTIM) to execute portfolio transactions initiated by WTIM, subject to conformance with the policies and procedures disclosed in each Fund's Prospectus and Statement of Additional Information. RSMC also may delegate to WTIM the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or WTIM) to execute portfolio transactions initiated by WTIM as set forth above by providing written notice of such delegation to WTIM and receiving written confirmation from WTIM accepting such delegation. RSMC or WTIM may, in its discretion, use brokers and dealers who provide research, analysis, advice and similar services to the Funds, to RSMC or to WTIM, provided that, if WTIM selects the brokers and dealers with whom WTIM places orders, WTIM shall be responsible for seeking best execution.

     COMPENSATION. WTIM will receive sub-advisory fees as provided in a separate fee letter, provided that such sub-advisory fee will not exceed the amount of RSMC's fees listed in the current Prospectus of each Fund. These fees may be paid by RSMC or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to RSMC with respect to that Fund under the Proposed Advisory Agreement with the Fund will be reduced by the amount paid to WTIM. The fee shall be payable monthly as soon as practicable after the last day of each month.

     LIABILITY OF WTIM. Except as prohibited by law, the New WTIM Agreement provides that WTIM shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New WTIM Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or RSMC, provided, however, that such acts or omissions shall not have resulted from WTIM's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty.

     TERM. The New WTIM Agreement is expected to remain in effect for an initial two-year term from the date the Merger is completed, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of a Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the New WTIM Agreement or interested persons of any such party (other than as Trustees of the Trust). The initial term of the Current WTIM Agreement is one year.

     TERMINATION. Under the terms of the New WTIM Agreement, the New WTIM Agreement may be terminated by the Trust, without the payment of any penalty, immediately upon written notice to RSMC and WTIM, in the event of a material breach of any provision of the New WTIM Agreement, or upon sixty (60) days written notice to RSMC and WTIM. WTIM or RSMC may terminate the New WTIM Agreement without the payment of any penalty, immediately upon written notice to the other parties to the New WTIM Agreement, in the event of a material breach of any provision of the New WTIM Agreement if the breach is not cured within a twenty (20) day period after notice, or upon sixty (60) days written notice to the other parties to the New WTIM Agreement. The Trust, on behalf of each Fund, may agree to terminate the New WTIM Agreement either by the vote of a majority of the outstanding voting securities of a Fund or by the vote of the Board of the Trust. The New WTIM Agreement shall terminate automatically in the event of its assignment.

                                  COMPENSATION

     The aggregate amount of WTIM's advisory fee and the amount and purpose of any other material payments by the Funds to WTIM, or any affiliated person of WTIM, during the last fiscal year is in Appendix D.

            BOARD CONSIDERATION IN APPROVING THE NEW WTIM AGREEMENT

     At an in-person meeting held on January 10, 2011, the Trustees, including a majority of those Trustees who are not "interested persons" (as such term is defined in the 1940 Act) discussed and unanimously approved the New WTIM Agreement. Concluding that the approval of the New WTIM Agreement would be in the best interests of each Fund and its shareholders, the Board directed that the New WITM Agreements be submitted to each Fund's shareholders for approval, and recommended that shareholders vote "FOR" approval of the New WTIM Agreement.

     A FULL DISCUSSION REGARDING THE BOARD'S CONSIDERATION AND DELIBERATION IN APPROVING THE NEW WTIM AGREEMENT IS PROVIDED ABOVE UNDER "BOARD CONSIDERATION IN APPROVING THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS" IN THE SECTION ABOVE REGARDING PROPOSAL 1.

INFORMATION ABOUT WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

     Wilmington Trust Investment Management, LLC ("WTIM") is a registered investment adviser under the Advisers Act, with its principal executive office located at 3280 Peachtree Road, Atlanta, Georgia 30305. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, each Fund's investment adviser. After the Merger is completed, WTIM will be a wholly-owned subsidiary of M&T. As of December 31, 2010, WTIM had assets under management of approximately $3.8 billion. The name and principal occupation of the principal executive officers of WTIM are as follows:

----------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL OCCUPATION (IF DIFFERENT
                                                                        THAN POSITION WITH WTIM OR THE
NAME              POSITION WITH WTIM          POSITION WITH THE TRUST   TRUST)
----------------------------------------------------------------------------------------------------------
R. Samuel         Elected Manager and
Fraundorf*        President
----------------------------------------------------------------------------------------------------------
John J. Kelley**  Elected Manager, Vice       President and Chief
                  President and Treasurer     Executive Officer
----------------------------------------------------------------------------------------------------------
Christopher       Elected Manager and
Madel**           Senior Vice President
----------------------------------------------------------------------------------------------------------
Marilyn Talman,   Vice President and
Esq.**            Secretary
----------------------------------------------------------------------------------------------------------
Anna M.           Vice President and Chief    Vice President and
Bencrowsky**      Compliance Officer          Chief Compliance
                                              Officer
----------------------------------------------------------------------------------------------------------
 Rex Macey*       Senior Vice President and
                  Director of Equity Research
----------------------------------------------------------------------------------------------------------

* The address of the principal executive officer is 3280 Peachtree Road, Atlanta, Georgia 30305.
** The address of the other principal executive officers is 1100 North Market Street, Wilmington, Delaware 19890.

                                 REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of a Fund.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE
                      APPROVAL OF THE NEW WTIM AGREEMENT.

                                   *   *   *

                                  PROPOSAL 3:
     TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE TRUST, ON BEHALF OF THE WILMINGTON SMALL-CAP STRATEGY FUND AND THE WILMINGTON LARGE-CAP
                          STRATEGY FUND, RSMC AND WTIM

     (This proposal will be considered by shareholders of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund (the "Strategy Funds"), voting separately.)

     You are being asked to approve the New WTIM (LC/SC) Agreement because the Current WTIM (LC/SC) Agreement will terminate upon completion of the Merger. Under the New WTIM (LC/SC) Agreement, WTIM will provide services to each Strategy Fund equivalent to the services it currently provides under the Current WTIM (LC/SC) Agreement and will receive a sub-advisory fee equal to the fee it currently receives under the Current WTIM (LC/SC) Agreement.

     The New WTIM (LC/SC) Agreement will become effective as to a Strategy Fund only if approved by "majority of the outstanding voting securities" (as such term is defined under the 1940 Act) of the applicable Strategy Fund and only if the Merger is completed. The Merger is currently expected to be completed in the second quarter of 2011. If the Merger is not completed, the New WTIM (LC/SC) Agreement will not go into effect, even if approved by shareholders at the Meeting, and the Current WTIM (LC/SC) Agreement will continue in effect.

     At an in-person meeting held on January 10, 2011, the Board approved the New WTIM (LC/SC) Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New WTIM (LC/SC) Agreement is included below in the section entitled "Board Consideration in Approving the New WTIM (LC/SC) Agreement."

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE WILMINGTON LARGE-CAP STRATEGY FUND AND THE WILMINGTON SMALL-CAP STRATEGY FUND VOTE TO APPROVE THE NEW WTIM (LC/SC) AGREEMENT.

                   SUMMARY OF THE NEW WTIM (LC/SC) AGREEMENT

     The form of the New WTIM (LC/SC) Agreement is attached as Appendix C to this Proxy Statement. The contractual terms and conditions of the New WTIM (LC/SC) Agreement are identical to the Current WTIM (LC/SC) Agreement, except for its date and initial term. There have been no changes to WTIM's fee schedule for its services to the Strategy Funds. A description of the New WTIM (LC/SC) Agreement is set forth below and is qualified in its entirety by reference to Appendix C.

     GENERAL. Under the terms of the New WTIM (LC/SC) Agreement, WTIM shall be responsible for managing that portion of each Strategy Fund's assets that it has been assigned to manage by RSMC. In providing investment management services to the Strategy Funds, WTIM determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to WTIM, the investment objective, policies and restrictions of the Trust applicable to the Funds furnished pursuant to the New WTIM (LC/SC) Agreement and other instructions communicated to WTIM by RSMC.

     BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. Pursuant to the New WTIM (LC/SC) Agreement, WTIM shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the WTIM) to execute portfolio transactions initiated by WTIM, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in each Strategy Fund's prospectus and Statement of Additional Information and the policies and procedures adopted by the Trustees of the Trust. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, WTIM is authorized, subject to review by the Trustees of the Trust, to place orders for the purchase and sale of securities for the Strategy Funds with certain brokers that provide supplemental investment and market research and security and economic analyses who may execute such brokerage transactions at a higher commission to the Strategy Funds than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission.

     COMPENSATION. For services rendered under the New WTIM (LC/SC) Agreement, each Strategy Fund will pay WTIM a sub-advisory fee, which is accrued daily and payable monthly. WTIM will receive an annual fee calculated on the average daily net asset value of the Wilmington Large-Cap Strategy Fund allocated to WTIM for the "quantitative" strategy at the rate determined as follows: 0.15% on the first $1 billion in assets; 0.10% on the next $1 billion in assets; and 0.05% on assets over $2 billion. WTIM will receive an annual fee calculated on the average daily net asset value of the Wilmington Small-Cap Strategy Fund allocated to WTIM for the "quantitative" strategy at the rate determined as follows: 0.20% on the first $1 billion in assets; 0.15% on the next $1 billion in assets; and 0.10% on assets over $2 billion. In addition WTIM will receive an annual fee calculated on the average daily net asset value of each Strategy Fund allocated to WTIM for the "fundamentally weighted" strategy at the rate determined as follows: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets; and 0.30% on assets over $25 million.

     LIABILITY OF WTIM. Except as prohibited by law, the New WTIM (LC/SC) Agreement provides that WTIM shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New WTIM (LC/SC) Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Strategy Funds or RSMC, provided, however, that such acts or omissions shall not have resulted from WTIM's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty.

     TERM. The New WTIM (LC/SC) Agreement is expected to remain in effect for an initial two-year term from the date the Merger is completed, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of a Strategy Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the New WTIM (LC/SC) Agreement or interested persons of any such party (other than as Trustees of the Trust).

     TERMINATION. Under the terms of the New WTIM (LC/SC) Agreement, the New WTIM (LC/SC) Agreement may be terminated by a Strategy Fund, without the payment of any penalty, immediately upon written notice to RSMC and WTIM, in the event of a material breach of any provision of the New WTIM (LC/SC) Agreement, or upon sixty (60) days written notice to RSMC and WTIM. WTIM or RSMC may terminate the New WTIM (LC/SC) Agreement without the payment of any penalty, immediately upon written notice to the other parties to the New WTIM (LC/SC) Agreement, in the event of a material breach of any provision of the New WTIM (LC/SC) Agreement if the breach is not cured within a twenty (20) day period after notice, or upon sixty (60) days written notice to the other parties to the New WTIM (LC/SC) Agreement. The Trust, on behalf of each Strategy Fund, may agree to terminate the New WTIM (LC/SC) Agreement either by the vote of a majority of the outstanding voting securities of a Strategy Fund or by the vote of the Board of the Trust. The New WTIM (LC/SC) Agreement shall terminate automatically in the event of its assignment.

                                  COMPENSATION

     The aggregate amount of WTIM's advisory fee and the amount and purpose of any other material payments by the Strategy Funds to WTIM, or any affiliated person of WTIM, during the last fiscal year is in Appendix D.

        BOARD CONSIDERATION IN APPROVING THE NEW WTIM (LC/SC) AGREEMENT

     At an in-person meeting held on January 10, 2011, the Trustees, including a majority of those Trustees who are not "interested persons" (as such term is defined in the 1940 Act) discussed and unanimously approved the New WTIM (LC/SC) Agreement. Concluding that the approval of the New WTIM (LC/SC) Agreement would be in the best interests of each Fund and its shareholders, the Board directed that the New WITM (LC/SC) Agreement be submitted to each Fund's shareholders for approval, and recommended that shareholders vote "FOR" approval of the New WTIM (LC/SC) Agreement.

     A FULL DISCUSSION REGARDING THE BOARD'S CONSIDERATION AND DELIBERATION IN APPROVING THE NEW WTIM (LC/SC) AGREEMENT IS PROVIDED ABOVE UNDER "BOARD CONSIDERATION IN APPROVING THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS" IN THE SECTION ABOVE REGARDING PROPOSAL 1.

         INFORMATION ABOUT WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

     Wilmington Trust Investment Management, LLC ("WTIM") is a registered investment adviser under the Advisers Act, with its principal executive office located at 3280 Peachtree Road, Atlanta, Georgia 30305. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, each Fund's investment adviser. After the Merger is completed, WTIM will be a wholly-owned subsidiary of M&T. As of December 31, 2010, WTIM had assets under management of approximately $3.8 billion. The name and principal occupation of the principal executive officers of WTIM are as follows:

----------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL OCCUPATION (IF DIFFERENT
                                                                        THAN POSITION WITH WTIM OR THE
NAME              POSITION WITH WTIM          POSITION WITH THE TRUST   TRUST)
----------------------------------------------------------------------------------------------------------
R. Samuel         Elected Manager and
Fraundorf*        President
----------------------------------------------------------------------------------------------------------
John J. Kelley**  Elected Manager, Vice       President and Chief
                  President and Treasurer     Executive Officer
----------------------------------------------------------------------------------------------------------
Christopher       Elected Manager and
Madel**           Senior Vice President
----------------------------------------------------------------------------------------------------------
Marilyn Talman,   Vice President and
Esq.**            Secretary
----------------------------------------------------------------------------------------------------------
Anna M.           Vice President and Chief    Vice President and
Bencrowsky**      Compliance Officer          Chief Compliance
                                              Officer
----------------------------------------------------------------------------------------------------------
 Rex Macey*       Senior Vice President and
                  Director of Equity Research
----------------------------------------------------------------------------------------------------------

* The address of the principal executive officer is 3280 Peachtree Road, Atlanta, Georgia 30305.
** The address of the other principal executive officers is 1100 North Market Street, Wilmington, Delaware 19890.

                                 REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of a Fund.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE
                  APPROVAL OF THE NEW WTIM (LC/SC) AGREEMENT.

                                 *    *     *

                        PROPOSAL 4: ELECTION OF TRUSTEE

     At the Meeting, shareholders of the Trust will be asked to elect one Trustee, Mr. Thomas Leonard, to hold office until his successor is duly elected and qualified. Currently, the Board of Trustees consists of five members. At the quarterly meeting of the Board of Trustees on August 15, 2007, the Board of Trustees, at the recommendation of the Trust's Nominating and Governance Committee, appointed Mr. Leonard to serve, effective July 1, 2008, as a Trustee of the Trust until his successor is duly elected and qualified. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Mr. Leonard. Mr. Leonard has indicated that he will continue to serve on the Board, and the Board of Trustees has no reason to believe that Mr. Leonard will become unavailable to continue to serve as a Trustee. If the nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee nominated by those Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     Certain information regarding the nominee as well as the current Trustees and executive officers of the Trust is set forth below. Each person listed under "Interested Persons" below is an "interested person" of the Trust, an investment adviser of a series of the Trust, or Professional Funds Distributor, LLC, the principal underwriter of the Trust ("Underwriter"), as that term is defined under Section 2(a)(19) of the 1940 Act. Each person who is not an "interested person" of the Trust, an investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under the heading "Independent Persons" below. The address of each Trustee and officer as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                     FUND             OTHER
                                                                                   COMPLEX(2)      DIRECTORSHIPS
                                                                                  OVERSEEN BY         HELD BY
                       POSITION(S)     TERM OF OFFICE            PRINCIPAL         TRUSTEE OR        TRUSTEE OR
      NAME, ADDRESS     HELD WITH      AND LENGTH OF         OCCUPATION(S) FOR     NOMINEE FOR      NOMINEE FOR
         AND AGE          TRUST        TIME SERVED(1)          PAST 5 YEARS         TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------
NOMINEE FOR TRUSTEE -- "INDEPENDENT PERSON"(3)

THOMAS LEONARD         Trustee        Shall serve until    Retired since 2008.         12           Alpha One
Date of Birth: 2/49                   death, resignation   Former Partner with                      Capital
                                      or removal.          PricewaterhouseCoopers                   Partners, LLC
                                      Trustee since        (public accounting)                      (3 portfolios)
                                      July 2008.           from May 1970 to June                    (unregistered
                                                           2008.                                    investment
                                                                                                    company)

 CURRENT TRUSTEES
                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                     FUND              OTHER
                                                                                  COMPLEX(3)       DIRECTORSHIPS
                                                                                 OVERSEEN BY          HELD BY
                         POSITION(S)   TERM OF OFFICE          PRINCIPAL          TRUSTEE OR        TRUSTEE OR
      NAME, ADDRESS      HELD WITH     AND LENGTH OF        OCCUPATION(S) FOR     NOMINEE FOR       NOMINEE FOR
         AND AGE           TRUST        TIME SERVED           PAST 5 YEARS          TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(4)   Trustee      Shall serve until      Retired since            12        FundVantage Trust
Date Of Birth: 2/49                   death, resignation or  February 2006;                     (31 portfolios);
                                      removal. Trustee       Executive Vice                     Optimum Fund
                                      since October 1998,    President of                       Trust (6 portfolios)
                                      President and          Wilmington                         (registered
                                      Chairman of the        Trust Company                      investment
                                      Board from October     from February                      companies).
                                      1998 to January        1996 to
                                      2006.                  February 2006;
                                                             President of
                                                             Rodney Square
                                                             Management
                                                             Corporation
                                                             ("RSMC") from
                                                             1996 to 2005;
                                                             Vice President
                                                             of RSMC 2005
                                                             to 2006.

-------------------
(1) The Board has adopted a mandatory retirement policy which requires each Trustee to retire from his position on the Board on December 31(st) in the year in which he attains the age of 75 years.

(2) The "Fund Complex" currently consists of the Trust (12 funds) and CRM Mutual Fund Trust (7 funds).

                                                                               NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                  FUND            OTHER
                                                                               COMPLEX(2)     DIRECTORSHIPS
                                                               PRINCIPAL      OVERSEEN BY        HELD BY
                        POSITION(S)    TERM OF OFFICE AND    OCCUPATION(S)      TRUSTEE OR       TRUSTEE OR
 NAME, ADDRESS           HELD WITH       LENGTH OF TIME        FOR PAST 5     NOMINEE FOR     NOMINEE FOR
    AND AGE                TRUST            SERVED(1)            YEARS          TRUSTEE          TRUSTEE
--------------------- --------------- --------------------- ----------------- ------------- ------------------
INDEPENDENT TRUSTEES(3)

ROBERT ARNOLD             Trustee     Shall serve until     Founder and co-        12        First Potomac
Date of Birth: 3/44                   death, resignation    manager, R. H.                   Realty Trust (real
                                      or removal. Trustee   Arnold & Co.,                    estate investment
                                      since May 1997.       Inc. (financial                  trust).
                                                            consulting) since
                                                            1989.

DR. ERIC BRUCKER          Trustee     Shall serve until     Professor of           12        None
Date of Birth: 12/41                  death, resignation    Economics,
                                      or removal. Trustee   Widener
                                      since October 1999.   University since
                                                            2002; formerly,
                                                            Dean, School of
                                                            Business
                                                            Administration
                                                            of Widener
                                                            University from
                                                            2001 to 2004.

NICHOLAS GIORDANO       Trustee and   Shall serve until     Consultant,            12        Kalmar Pooled
Date of Birth: 3/43     Chairman of   death, resignation    financial                        Investment Trust;
                         the Board    or removal. Trustee   services                         The RBB Fund
                                      since October 1998.   organizations                    Inc. (19
                                                            from 1997 to                     portfolios)
                                                            present; Interim                 (registered
                                                            President,                       investment
                                                            LaSalle                          companies);
                                                            University from                  Independence
                                                            1998 to 1999;                    Blue Cross;
                                                            President and                    IntriCon
                                                            Chief Executive                  Corporation
                                                            Officer,                         (industrial
                                                            Philadelphia                     furnaces and
                                                            Stock Exchange                   ovens).
                                                            from 1981 to
                                                            1997.

-------------------
(continued...)

(3) None of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, an investment adviser of series of the Trust or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

(4) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                      FUND                OTHER
                                                                   COMPLEX(2)         DIRECTORSHIPS
                                                    PRINCIPAL     OVERSEEN BY            HELD BY
                POSITION(S)  TERM OF OFFICE AND   OCCUPATION(S)    TRUSTEE OR          TRUSTEE OR
NAME, ADDRESS   HELD WITH      LENGTH OF TIME      FOR PAST 5     NOMINEE FOR         NOMINEE FOR
   AND AGE        TRUST           SERVED(1)           YEARS         TRUSTEE             TRUSTEE
---------------------------------------------------------------------------------------------------
THOMAS LEONARD                    See "Nominee for Trustee -- Independent Persons" above

     As of December 31, 2010, none of the Independent Trustees, and no immediate family member of any Independent Trustee or nominee for Independent Trustee, owns securities of an investment adviser of a series of the Trust, or any control person of investment advisers or principal underwriter. As of the same date, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

CURRENT EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                  OCCUPATION(S)
  NAME, ADDRESS AND         POSITION(S) HELD    TERM OF OFFICE AND LENGTH          DURING PAST
    DATE OF BIRTH              WITH TRUST            OF TIME SERVED                FIVE YEARS
------------------------------------------------------------------------------------------------------
JOHN J. KELLEY              President & Chief  Shall serve at the pleasure of  President of RSMC
Date of Birth: 9/59         Executive Officer  the Board and until successor   since 2008; Vice
                                               is elected and qualified.       President of WTIM
                                               Officer since September         since 2005;
                                               2005.                           Member of the Board of
                                                                               Managers of WTIM;
                                                                               Vice President of BNY
                                                                               Mellon Investment
                                                                               Servicing (formerly,
                                                                               PNC Global Investment
                                                                               Servicing) from January
                                                                               2005 to July 2005; Vice
                                                                               President of
                                                                               Administration, 1838
                                                                               Investment Advisors, LP
                                                                               from 1999 to 2005;
                                                                               Chief Compliance
                                                                               Officer, 1838
                                                                               Investment Advisors, LP
                                                                               from 2004 to 2005.
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                  OCCUPATION(S)
 NAME, ADDRESS AND          POSITION(S) HELD     TERM OF OFFICE AND LENGTH         DURING PAST
  DATE OF BIRTH                 WITH TRUST            OF TIME SERVED                FIVE YEARS
-----------------------------------------------------------------------------------------------------
ANNA M. BENCROWSKY          Vice President,    Shall serve at the pleasure of  Chief Compliance
Date of Birth: 5/51         Chief Compliance   the Board and until             Officer, WTIM since
                            Officer & Anti-    successor is elected and        2007; Vice President,
                            Money Laundering   qualified; Officer since        WTIM since 2004; Vice
                            Officer            September 2004.                 President and Chief
                                                                               Compliance Officer,
                                                                               RSMC since 2004; Vice
                                                                               President and Chief
                                                                               Compliance Officer,
                                                                               1838 Investment
                                                                               Advisors, LP from 1999
                                                                               to 2004.
-----------------------------------------------------------------------------------------------------
EDWARD W. DIFFIN, JR.       Vice President &   Shall serve at the pleasure of  Director of Mutual
Date of Birth: 1/52         Secretary          the Board and until             Fund Regulatory
                                               successor is elected and        Administration of
                                               qualified; Officer since        WTIM since November
                                               February 2007.                  2006; Coleman Counsel
                                                                               from November 2005 to
                                                                               November 2006; Vice
                                                                               President and Senior
                                                                               Counsel of Merrill
                                                                               Lynch & Co., Inc. from
                                                                               1994 to 2005.
-----------------------------------------------------------------------------------------------------
JOHN C. MCDONNELL           Vice President,    Shall serve at the pleasure of  Director of Mutual
Date of Birth: 4/66         Chief Financial    the Board and until             Fund Administration,
                            Officer &          successor is elected and        WTIM, since October
                            Treasurer          qualified; Officer since        2005; Audit and
                                               November 2005.                  Assurance -- Senior,
                                                                               Deloitte (public
                                                                               accounting) from
                                                                               September 2004 to
                                                                               October 2005; Mutual
                                                                               Fund Administration,
                                                                               1838 Investment
                                                                               Advisors from March
                                                                               1999 to September
                                                                               2004.
-----------------------------------------------------------------------------------------------------
CLAYTON M. ALBRIGHT         Vice President     Shall serve at the pleasure of  Managing Director
Date of Birth: 9/53                            the Board and until successor   Fixed Income
                                               is elected and qualified.       Management,
                                               Officer since October 1998.     Wilmington Trust since
                                                                               2007; Director, Fixed
                                                                               Income Research and
                                                                               Portfolio Manager,
                                                                               Wilmington Trust from
                                                                               1996 to 2007; Vice
                                                                               President, RSMC since
                                                                               2001; Vice President of
                                                                               WTIM since 2006; Vice
                                                                               President, Wilmington
                                                                               Trust Company since
                                                                               1997.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                  OCCUPATION(S)
 NAME, ADDRESS AND          POSITION(S) HELD     TERM OF OFFICE AND LENGTH         DURING PAST
  DATE OF BIRTH                 WITH TRUST            OF TIME SERVED               FIVE YEARS
-----------------------------------------------------------------------------------------------------
Joseph M. Fahey, Jr.        Vice President     Shall serve at the pleasure of  Investment Adviser,
Date of Birth: 1/57                            the Board and until             WTIM since 2003; Vice
                                               successor is elected and        President, RSMC since
                                               qualified. Officer since        1992.
                                               November 1999.
-----------------------------------------------------------------------------------------------------

   LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES.

     The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, one of whom is considered an Interested Trustee. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met four times during the fiscal year ended June 30, 2010.

     The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust's Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

     Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection "Trustee Qualifications," below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board's role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.

     The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

     AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Brucker, Giordano and Leonard, each of whom is an Independent Trustee. Mr. Leonard serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2010, there were four meetings of the Audit Committee.

     NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Arnold, Brucker, Giordano and Leonard, each of whom is an Independent Trustee. Mr. Arnold serves as chairman of the Nominating and Governance Committee. Pursuant to its charter, the Nominating and Governance Committee is responsible for formulating a statement of corporate governance;

assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. The Charter outlines qualifications for membership for the Board and includes the Nominating and Governance Committee's process for identifying and evaluating nominees for Trustee, including nominees recommended by shareholders. The Charter is attached as Appendix E.

     During the fiscal year ended June 30, 2010, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

     REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Mr. Arnold who is an Independent Trustee, and Mr. Christian, an Interested Trustee. Mr. Christian serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2010, there were four meetings of the Regulatory Oversight Committee.

     TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees' conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

     The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Christian served as Executive Vice President of Wilmington Trust Company, President and Vice President of RSMC and currently serves as the Trustee to other mutual fund complexes; Mr. Arnold is the founder and co-manager of R.H. Arnold & Co., Inc.; Dr. Brucker is a Professor of Economics at Widener University and served as the Dean at the School of Business Administration at Widener University; Mr. Giordano is a consultant to financial service organizations, served as the Interim President of LaSalle University, served as the President and Chief Executive Officer of the Philadelphia Stock Exchange and currently serves as the Trustee to other mutual fund complexes; and Mr. Leonard served as an audit partner with PricewaterhouseCoopers (public accounting) and currently serves on the board of another investment company.

     In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

     RISK OVERSIGHT. Through its direct oversight role, and indirectly though its Committees, of officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers.

     SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2010.

                                                                            AGGREGATE DOLLAR RANGE
                                                                            OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT
                                                                         COMPANIES OVERSEEN BY TRUSTEE
                                   DOLLAR RANGE OF EQUITY SECURITIES          WITHIN THE FAMILY OF
NAME OF TRUSTEE/FUND                   IN EACH FUND OF THE TRUST             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Robert J. Christian                                                            Over $100,000
     Wilmington Municipal Bond               $10,001-$50,000
     Fund
     Wilmington Prime Money                      $1-$10,000
     Market Fund
     Wilmington Large-Cap                    $50,001-$100,000
     Strategy Fund
INDEPENDENT TRUSTEES
  Robert Arnold                                    NONE                              NONE
  Eric Brucker                                                                   Over $100,000
     Wilmington Short/Intermediate           $10,001-$50,000
     Bond Fund
     Wilmington U.S. Government              $10,001-$50,000
     Money Market Fund
     Wilmington Large-Cap                    $10,001-$50,000
     Strategy Fund
  Nicholas Giordano                                                              Over $100,000
     Wilmington Multi-Manager                  Over $100,000
     Real Asset Fund
  Thomas Leonard                                   NONE                               NONE

                                      -22-

     COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2010 for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex:

                                                                                  TOTAL
                                   PENSION OR RETIREMENT                      COMPENSATION
                       AGGREGATE     BENEFITS ACCRUED AS        ESTIMATED         FROM
                     COMPENSATION      PART OF THE TRUST    ANNUAL BENEFITS    FUND COMPLEX
     TRUSTEE        FROM THE TRUST         EXPENSES         UPON RETIREMENT  PAID TO TRUSTEES
---------------------------------------------------------------------------------------------
Robert H. Arnold        $59,500              None                 None           $59,500
Dr. Eric Brucker        $64,000              None                 None           $64,000
Robert J. Christian     $57,500              None                 None           $57,500
Nicholas Giordano       $84,500              None                 None           $84,500
Louis Klein, Jr.*       $68,000              None                 None           $68,000
Thomas Leonard          $68,000              None                 None           $68,000

* Mr. Klein retired from the Board of Trustees, effective December 31, 2010.

     SHAREHOLDER COMMUNICATIONS WITH TRUSTEES. Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to WT Mutual Fund,
Attn: Edward W. Diffin, Jr.,Esq., c/o RSMC, 1100 North Market Street, 9(th) Floor, Wilmington, DE 19890.

                                 REQUIRED VOTE

     If a quorum is present, a plurality of all Shares voted at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present.

                             ADDITIONAL INFORMATION

LEGAL REQUIREMENTS UNDER THE 1940 ACT

     The change of control of RSMC and WTIM may be deemed to fit within Section 15(f) of the 1940 Act. The Board intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as Wilmington Trust) of an investment adviser (such as RSMC or WTIM) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Merger, at least 75% of the investment company's board must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this test and is expected to do so after the Merger is completed. Second, no "unfair burden" can be imposed on the investment company as a result of the Merger. An "unfair burden" includes any arrangement during the two-year period after the Merger where the investment adviser (or predecessor or successor adviser), or any of its "interested persons" (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).

     M&T has acknowledged as part of the Merger Agreement, that Wilmington Trust entered into the Merger Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act. In that regard, M&T agreed to conduct its business and cause each of its subsidiaries to conduct its business so as to assure that:

          (a) for a period of not less than three years after the effective time of the Merger, at least 75% of the members of the board of directors or trustees of each investment company registered under the 1940 Act for which Wilmington Trust or any of its subsidiaries (including RSMC and WTIM) acts as investment adviser (each a "Registered Fund") are not (A) "interested persons" (as defined in the 1940 Act) of the investment adviser of the Registered Fund after the effective time of the Merger or (B) "interested persons" (as defined in the 1940 Act) of the investment adviser of the Registered Fund immediately prior to the effective time of the Merger; and

          (b) for a period of not less than two years after the effective time of the Merger, there shall not be imposed on the Registered Fund an "unfair burden" as a result of the transactions contemplated by the Merger Agreement, or any terms, conditions or understandings applicable thereto.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("E&Y"), Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, has been selected by the Trustees, including a majority of the Independent Trustees, to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ending June 30, 2011. E&Y, in accordance with the Public Company Accounting Oversight Board's Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each series of the Trust. The Audit Committee has approved the engagement of E&Y as the Trust's independent registered public accounting firm for the current fiscal year. A representative of E&Y will not be present at the Meeting. For the fiscal year ended June 30, 2010, E&Y received "audit fees," "audit-related fees," "tax fees" and "all other fees" in the amounts of $287,168, $0, $148,060 and $0, respectively.(5) For the fiscal year ended June 30, 2009, E&Y received "audit fees," "audit-related fees," "tax fees" and "all other fees" in the amounts of $331,400, $7,425, $191,250 and $0, respectively.

     The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the Trust by the independent registered public accounting firm. The Audit Committee is also required to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Trust, or to provide non-audit services to the Funds, any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which E&Y billed the Trust fees for the fiscal years ended June 30, 2010 and 2009 were pre-approved by the Audit Committee.

     The Audit Committee has established a pre-approval policy which allows E&Y to be engaged to render certain specified services to the Trust without pre-approval by the Audit Committee on the condition that the Audit Committee is informed of such engagement. The pre-approval policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Trust's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the pre-approval policy; or (3) have been

---------------
(5) "Audit fees" are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. "Audit-related fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. "Tax fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. "All other fees" are fees for products and services provided to the Trust other than those reported under "audit fees," "audit-related fees" and "tax fees."

previously pre-approved in connection with the independent registered public accounting firm's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the independent registered public accounting firm's independence. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to the Audit Committee Chair, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting. Services that have received the general pre-approval of the Audit Committee are identified and described in the pre-approval policy. In addition, the pre-approval policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

     There were no services rendered by E&Y to the Trust or its series for which the pre-approval requirement was waived. During the same period, all services provided by E&Y to the Trust, its series, an investment adviser or adviser-affiliate that were required to be pre-approved were pre-approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to an investment adviser or an adviser-affiliate that were not pre-approved (not requiring pre-approval), if any, is compatible with maintaining E&Y's independence.

     The aggregate non-audit fees billed by the registrant's accountant for services rendered to the Trust or its, and rendered to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for the fiscal years ended June 30, 2010 and 2009 were $148,060 and $198,675, respectively.

ADDITIONAL SERVICE PROVIDERS

     The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator                                      RSMC
Custodian                                          Wilmington Trust Company
Distributor                                        Professional Funds Distributor, LLC
Sub-Administrator, Accounting and Transfer Agent   BNY Mellon Investment Servicing (U.S.) Inc.
Sub-Custodian                                      PFPC Trust Company*
Independent Auditors                               Ernst & Young LLP
Legal Counsel                                      Pepper Hamilton LLP

* PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011.

     Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and BNY Mellon Investment Servicing (U.S.) Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

     Shareholders are entitled to one vote for each Fund share held at the close of business on January 21, 2011 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

     If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at [________].

REVOCATION OF PROXY

     Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9(th) Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

     The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

     Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

AFFILIATED BROKERAGE

     When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the fiscal year ended June 30, 2010, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. ("WBSC"), an affiliate of RSMC and WTIM, as follows:

                                            AGGREGATE DOLLAR AMOUNT OF BROKERAGE
                                            COMMISSIONS PAID TO AFFILIATES DURING
FUND                                           FISCAL YEAR ENDED JUNE 30, 2010
---------------------------------------------------------------------------------
Wilmington Large-Cap Strategy Fund                          $213,779
Wilmington Small-Cap Strategy Fund                          $125,862
Wilmington Multi-Manager International Fund                 $195,562
Wilmington Multi-Manager Real Asset Fund                     $62,403

     For the fiscal year ended June 30, 2010 the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:

                                            PERCENTAGE OF
                                             COMMISSIONS        PERCENTAGE OF TRANSACTIONS
FUND                                        PAID TO WBSC          EFFECTED THROUGH WBSC
-------------------------------------------------------------------------------------------
Wilmington Large-Cap Strategy Fund              92.9%                     92.4%
Wilmington Small-Cap Strategy Fund              99.8%                     99.8%
Wilmington Multi-Manager International Fund     23.8%                     14.7%
Wilmington Multi-Manager Real Asset Fund        43.7%                     49.2%

     For fiscal year ended June 30, 2010, the Wilmington Multi-Manager International Fund paid brokerage commissions to the following brokers who are affiliated with Goldman Sachs Asset Management, L.P., a sub-adviser to the Wilmington Multi-Manager International Fund:

----------------------------------------------------------------------
                            AGGREGATE DOLLAR AMOUNT OF BROKERAGE
                           COMMISSIONS PAID TO AFFILIATES DURING
BROKER                           FISCAL YEAR ENDED JUNE 30
----------------------------------------------------------------------
MF Global Ltd.                            $211
----------------------------------------------------------------------
Goldman Sachs                            $5,099
----------------------------------------------------------------------

     For the fiscal year ended June 30, 2010, the chart below shows the percentage of aggregate brokerage commissions paid and the percentage of aggregate dollar amount of transactions effected for each of the brokers listed above:

-------------------------------------------------------------------------------------------
BROKER            PERCENTAGE OF COMMISSIONS PAID       PERCENTAGE OF TRANSACTIONS EFFECTED
-------------------------------------------------------------------------------------------
MF Global Ltd.                 0.31%                                 0.07%
-------------------------------------------------------------------------------------------
Goldman Sachs                  1.67%                                 0.57%
-------------------------------------------------------------------------------------------

SHAREHOLDINGS INFORMATION

     Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, each Fund had the following shares issued and outstanding:

                                                            TOTAL SHARES OUTSTANDING
FUND NAME                                     INSTITUTIONAL     CLASS A     CLASS W       SERVICE
---------                                     -------------     -------     -------       -------
Wilmington Prime Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Large-Cap Strategy Fund
Wilmington Small-Cap Strategy Fund
Wilmington Aggressive Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund

     As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

--------------------------------------------------------------------------------------------
                                                                 PERCENTAGE        TOTAL
                                         SHARE    NAME AND       OWNERSHIP OF      NUMBER
FUND NAME                                CLASS    ADDRESS        CLASS             OF SHARES
--------------------------------------------------------------------------------------------
Wilmington Prime Money Market Fund
--------------------------------------------------------------------------------------------
Wilmington Tax-Exempt Money Market
Fund
--------------------------------------------------------------------------------------------
Wilmington U.S. Government Money
Market Fund
--------------------------------------------------------------------------------------------
Wilmington Broad Market Bond Fund
--------------------------------------------------------------------------------------------
Wilmington Municipal Bond Fund
--------------------------------------------------------------------------------------------
Wilmington Short/Intermediate-Term
Bond Fund
--------------------------------------------------------------------------------------------
Wilmington Multi-Manager International
Fund
--------------------------------------------------------------------------------------------
Wilmington Multi-Manager Real Asset
Fund
--------------------------------------------------------------------------------------------
Wilmington Large-Cap Strategy Fund
--------------------------------------------------------------------------------------------
Wilmington Small-Cap Strategy Fund
--------------------------------------------------------------------------------------------
Wilmington Aggressive Asset Allocation
Fund
--------------------------------------------------------------------------------------------
Wilmington Conservative Asset Allocation
Fund
--------------------------------------------------------------------------------------------

     Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of the Fund's shares that are issued and outstanding.

     As of the Record Date, each Trustee's individual shareholdings constituted less than 1% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9(th) Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

     No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         By Order of the Board of Trustees of the WT Mutual Fund

                         Edward W. Diffin, Jr.
                         Secretary

                                   APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                                 WT MUTUAL FUND

                                      AND

                      RODNEY SQUARE MANAGEMENT CORPORATION

     AGREEMENT made this _____ day of _____, 2011, by and between WT Mutual Fund, a Delaware statutory trust (hereinafter called the "Trust"), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the "Adviser").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (each, a "Fund" and collectively, the "Funds"), each corresponding to a distinct Fund; and

     WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Funds of the Trust, and to have that investment adviser provide or perform for the Funds various research, statistical and investment services; and

     WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the Funds listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

     1. EMPLOYMENT OF THE ADVISER. The Trust hereby employs the Adviser to invest and reinvest the assets of the Funds in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

          A. Investment Advisory Services.

               (i) The Adviser shall direct the investments of each Fund, subject to and in accordance with the Fund's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

               (ii) The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Fund, securities and other investments consistent with the Fund's objectives and policies.

          B. CORPORATE MANAGEMENT SERVICES.

               (i) The Adviser shall furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Trust.

               (ii) The Adviser shall pay the salaries of all personnel of the Trust and the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust.

          C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

          D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
     Section 204A of the Investment Advisers Act of 1940 and will provide the Trust and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

          E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to
     Section 9 of the 1940 Act or any other applicable statute or regulation.

          F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities.

     3. EXECUTION AND ALLOCATION OF FUND BROKERAGE.

          A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute Fund transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

          B. In acting pursuant to Section 3.A., the Adviser will place orders through such brokers or dealers in conformity with the Fund transaction policies set forth in the Trust's registration statement.

          C. It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Fund's brokerage.

          D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Fund and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

          E. It is understood that the Adviser may, in its discretion, use brokers who provide a Fund with research, analysis, advice and similar services to execute Fund transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term.

          F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

          G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Fund's total brokerage and Fund transaction activities and the manner in which that business was allocated.

     4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Funds, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

     5. EXPENSES OF THE TRUST. It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation:

          A. fees payable for administrative services;

          B. fees payable for accounting services;

          C. the cost of obtaining quotations for calculating the value of the assets of each Fund;

          D. interest and taxes;

          E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

          F. compensation and expenses of its Trustees other than those who are "interested persons" of the Trust within the meaning of the 1940 Act;

          G. legal and audit expenses;

          H. fees and expenses related to the registration and qualification of the Trust and its shares for distribution under state and federal securities laws;

          I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Trust;

          J. all other expenses incidental to holding meetings of the Trust's shareholders, including proxy solicitations therefor;

          K. premiums for fidelity bond and other insurance coverage;

          L. the Trust's association membership dues;

          M. expenses of typesetting Prospectuses for printing;

          N. expenses of printing and distributing Prospectuses to existing shareholders;

          O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

          P. service fees payable by each Fund to the distributor for providing personal services to the shareholders of each Fund and for maintaining shareholder accounts for those shareholders;

          Q. distribution fees; and

          R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Fund's name in Schedule B attached hereto. The aggregate of such advisory fees for all Funds shall be payable monthly as soon as practicable after the last day of each month based on each Fund's average daily net assets.

     7. ACTIVITIES AND AFFILIATES OF THE ADVISER.

          A. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

          B. The Trust acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Trust agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Funds of the Trust, provided that the Adviser acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Funds may have an interest. The Adviser shall have no obligation to recommend for any Fund a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Funds or otherwise.

          C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

     8. LIABILITIES OF THE ADVISER.

          A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

          B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

     9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year-to-year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Trust in writing in advance of any proposed change of "control" to enable the Trust to take the steps necessary to enter into a new advisory agreement.

     11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Trustees of the Trust and, where required by the 1940 Act, the shareholders of any affected Fund in the manner required by the 1940 Act and the rules thereunder.

     12. TERMINATION. This Agreement:

          A. may at any time be terminated without payment of any penalty by the Trust with respect to any Fund (by vote of the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

          B. shall immediately terminate in the event of its "assignment"; and

          C. may be terminated with respect to any Fund by the Adviser on sixty
     (60) days' written notice to the Trust.

     13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

     14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.



                                        WT MUTUAL FUND

                                        By:




                                        RODNEY SQUARE MANAGEMENT CORPORATION

                                        By:

                                 SCHEDULE A TO
                         INVESTMENT ADVISORY AGREEMENT
                           DATED [____], 2011 BETWEEN
                                 WT MUTUAL FUND
                                      AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                            FUNDS OF WT MUTUAL FUND

                       Wilmington Prime Money Market Fund
                    Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                       Wilmington Broad Market Bond Fund
                         Wilmington Municipal Bond Fund
                 Wilmington Short/ Intermediate-Term Bond Fund
                  Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
                       Wilmington Large-Cap Strategy Fund
                       Wilmington Small-Cap Strategy Fund
                  Wilmington Aggressive Asset Allocation Fund
                 Wilmington Conservative Asset Allocation Fund


Dated: [____], 2011

                                   SCHEDULE B
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                              DATED [_____], 2011
                                    BETWEEN
                                 WT MUTUAL FUND
                                      AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                        INVESTMENT ADVISORY FEE SCHEDULE

                                           ANNUAL FEE AS A PERCENTAGE
FUND                                       OF AVERAGE DAILY NET ASSETS ("ASSETS")
----                                       ----------------------------------------------
Wilmington Prime Money Market              0.37% of the first $1 billion in Assets;
                                           0.33% of the next $500 million in Assets;
                                           0.30% of the next $500 million in Assets; and
                                           0.27% of Assets over $2 billion

Wilmington Tax-Exempt                      0.37% of the first $1 billion in assets;
                                           0.33% of the next $500 million in assets;
                                           0.30% of the next $500 million in assets; and
                                           0.27% of assets over $2 billion

Wilmington U.S. Government                 0.37% of the first $1 billion in Assets;
                                           0.33% of the next $500 million in Assets;
                                           0.30% of the next $500 million in Assets; and
                                           0.27% of Assets over $2 billion

Wilmington Broad Market Bond               0.35% of the first $1 billion in Assets;
                                           0.30% of the next $1 billion in Assets; and
                                           0.25% of Assets over $2 billion

Wilmington Municipal Bond                  0.35% of the first $1 billion in Assets;
                                           0.30% of the next $1 billion in Assets; and
                                           0.25% of Assets over $2 billion

Wilmington Short/ Intermediate-Term Bond   0.35% of the first $1 billion in of Assets;
                                           0.30% of the next $1 billion in Assets;
                                           0.25% of Assets over $2 billion

Wilmington Multi-Manager International     0.35% of Assets

Wilmington Multi-Manager Real Asset        0.35% on Assets; except those Assets allocated to the
                                           inflation-protected debt securities ("TIPS") strategy or the
                                           Enhanced Cash Strategy.

                                           For assets allocated to the TIPS strategy: 0.42% of the
                                           first $25 million in Assets allocated to the TIPS strategy;
                                           0.39% of the next $25 million in Assets allocated to the
                                           TIPS strategy; and 0.37% of Assets over $50 million.

                                           For assets allocated to the Enhanced Cash Strategy:
                                           0.43% of Assets allocated to the Enhanced Cash Strategy.

                                           ANNUAL FEE AS A PERCENTAGE
FUND                                       OF AVERAGE DAILY NET ASSETS ("ASSETS")
----                                       ----------------------------------------------

Wilmington Large-Cap Strategy              0.35% of Assets

Wilmington Small-Cap Strategy              0.35% of Assets


Dated: [_______], 2011

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT

                                     AMONG

                                WT MUTUAL FUND,

                    RODNEY SQUARE MANAGEMENT CORPORATION AND

                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

     THIS SUB-ADVISORY AGREEMENT is made as of the ___day of ______ 2011, among WT Mutual Fund, a Delaware statutory trust (the "Trust"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and Wilmington Trust Investment Management, LLC, a limited liability company organized under the laws of the state of Delaware (the "Sub-Adviser")

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest each corresponding to a distinct portfolio; and

     WHEREAS, the Adviser acts as the investment adviser for the Funds pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of each Fund's assets in portfolio securities; and

     WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

     WHEREAS, the Adviser and the Trust desires to make available the services, information, advice, assistance and facilities of the Sub-Adviser on behalf of each of the Funds of the Trust, and to have the Sub-Adviser provide or perform for the Funds various research, statistical and investment services; and

     WHEREAS, the Sub-Adviser is willing to furnish such services for the Adviser and the Trust with respect to each of the Funds listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

     1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

     2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

     3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

          A. The Fund's Investment Advisory Agreement;

          B. The Trust's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

          C. The Trust's Agreement and Declaration of Trust and By-Laws; and

          D. Any policies, procedures or instructions adopted or approved by the Trust's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

     4. FUND MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and to sell securities for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule B hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Fund furnished pursuant to Section 5 of this Agreement, the provisions of Schedule B and Schedule C hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Trust the records listed in Schedule C hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.

     5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund as contained in the Funds' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time

     6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule C hereto (as amended from time to time). The Trust and the Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     7. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Trust's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust's Board of Trustees. The Adviser will advise the Sub-Adviser of such selection in writing. The Adviser also may delegate to the Sub-

Adviser the authority set forth in this Section 7 to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser by providing written notice of such delegation to the Sub-Adviser and receiving written confirmation from the Sub-Adviser accepting such delegation.

          A. In executing portfolio transactions, the Adviser will give primary consideration to securing best execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the Adviser, not the Sub-Adviser, will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

          B. In retaining the discretion to select brokers and dealers, the Adviser acknowledges that the price the Fund Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Fund Account.

          C. The Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any Fund of the Trust; or (ii) a principal underwriter of the Trust's shares, unless such transactions are executed in accordance with Rule 17e-l of the 1940 Act and the Trust's Rule 17e-l procedures, as adopted in accordance with Rule 17e-l.

          D. In the event the Adviser delegates the authority to the Sub-Adviser to select brokers and dealers to execute transactions on behalf of the Fund while giving primary consideration to securing best execution:

               1. the Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Fund of the Trust; (ii) a principal underwriter of the Trust's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-l of the 1940 Act and the Trust's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-l or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers; and

               2. the Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons' transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Fund Account.

     8. REPORTS TO THE SUB-ADVISER. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

     9. FEES FOR SERVICES. For the services to be furnished hereunder, the Sub-Adviser shall receive sub-advisory fees as provided in a separate fee letter, PROVIDED THAT such sub-advisory fee shall not exceed the amount of the Adviser's fees listed in the current prospectus of each Fund. These fees may be paid by the Adviser or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to the Adviser with respect to that Fund under its investment advisory agreement with the Trust will be reduced by the amount paid to the Sub-Adviser. The fee shall be payable monthly as soon as practicable after the last day of each month.

     10. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Trust acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of
Section 7(b) hereof, the Trust agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

     11. CERTIFICATE OF AUTHORITY. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, a Fund Account, the Adviser and/or the Sub-Adviser.

     12. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 12 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

     13. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

     14. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Trust and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

          B. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

          A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

          B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

     17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

          A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in Section 202(a)(2) of the Advisers Act.

          B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the 1940 Act, the records identified in Schedule C. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule C) are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

          C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Trust may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

          D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-l and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-l(d)(l).

          E. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

          F. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
     Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

     19. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year-to-year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     20. TERMINATION

          A. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

          B. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to date of termination.

     21. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

     22. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

     23. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     24. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     25. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                                   WT MUTUAL FUND,

                                   By:
                                   Name:
                                   Title:

                                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                                   By:
                                   Name:
                                   Title:

                                   RODNEY SQUARE MANAGEMENT CORPORATION

                                   By:
                                   Name:
                                   Title:

                                   SCHEDULE A

                                     FUNDS

                       Wilmington Prime Money Market Fund
                    Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                       Wilmington Broad Market Bond Fund
                         Wilmington Municipal Bond Fund
                 Wilmington Short/ Intermediate-Term Bond Fund
                  Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
                       Wilmington Large-Cap Strategy Fund
                       Wilmington Small-Cap Strategy Fund
                  Wilmington Aggressive Asset Allocation Fund
                 Wilmington Conservative Asset Allocation Fund


Dated: ________, 2011

                                   SCHEDULE B

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate
(i) the monitoring of the Trust's compliance with the restrictions and limitations applicable to the operations of a registered investment company and
(ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                            SUBSTANTIVE LIMITATIONS

A The Sub-Adviser will manage the Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Trust's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Trust's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 ACT"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Fund Account:

     1. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Fund Account (1940 Act [section]5(b)(1); IRC
          [section]851(b)(4)(a)(ii));

     2    purchase securities if such purchase would cause:

          a. more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act [section]12(d)(1)(A)(i)),

          b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act [section] 12(d)(1)(A)(ii)),

          c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act [section] 12(d)(1)(A)(iii)),

          d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Trust (1940 Act [section]12(d)(1)(C));

     3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act [section]12(d)(2)); or

     4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

          a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3- l(a)), or

     b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

          (1) immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

          (2) immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

          (3) immediately after the purchase, not more than 5% of the value of the Fund Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. The Sub-Adviser will manage the Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC [section]512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act [section]2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities, or currencies (IRC [section]851(b)(2))


Dated: _______, 2011

                                   SCHEDULE C

                          RECORD KEEPING REQUIREMENTS

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER:

A. (Rule 31a-1(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted Such records shall include:

     1.   the name of the broker;

     2. the terms and conditions of the order and of any modification or cancellation thereof;

     3.   the time of entry or cancellation;

     4.   the price at which executed;

     5.   the time of receipt of a report of execution; and

     6.   the name of the person who placed the order on behalf of the Fund
          Account.

B.   (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases (e.g., execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     1.   shall include the consideration given to:

          a.   the sale of shares of the Trust by brokers or dealers;

          b.   the supplying of services or benefits by brokers or dealers to:

               (1)  the Trust,

               (2)  the Adviser,

               (3)  the Sub-Adviser, and

               (4)  any person other than the foregoing; and

          c. any other consideration other than the technical qualifications of the brokers and dealers as such;

     2.   shall show the nature of the services or benefits made available;

     3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

     4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation

C. (Rule 31a-l(b)(l0)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund Account.


Dated: ________, 2011

                                   APPENDIX C

                         FORM OF SUB-ADVISORY AGREEMENT

                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

     THIS SUB-ADVISORY AGREEMENT is made as of the____ day of ________ 2011, among WT Mutual Fund, a Delaware statutory trust (the "TRUST"), Rodney Square Management Corporation (the "ADVISER"), a corporation organized under the laws of the state of Delaware and Wilmington Trust Investment Management, LLC a limited liability company organized under the laws of the state of Delaware (the "SUB-ADVISER").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

     WHEREAS, the Wilmington Large-Cap Strategy Fund and Wilmington Small-Cap Strategy Fund (collectively, the "Funds") are series of the Trust; and

     WHEREAS, the Adviser acts as the investment adviser for the Funds pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Funds' assets in portfolio securities; and

     WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

I. APPOINTMENT OF SUB-ADVISER. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Funds which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

II. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Funds with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

III. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

          A. The Funds Investment Advisory Agreement;

          B. The Trust's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

          C. The Trust's Agreement and Declaration of Trust and By-Laws; and

          D. Any policies, procedures or instructions adopted or approved by the Trust's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

IV. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Funds, to purchase and to sell securities for each Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections VI and VII hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to each Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Funds furnished pursuant to Section V of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for each Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of each Fund Account.

V. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to each Fund Account as contained in the Funds' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of each Fund Account and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

VI. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from each Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for each Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

VII. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section VII C hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Funds' Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust's Board of Trustees.

     A. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, nor the Adviser or Sub-Adviser has adopted a formula for allocation of the Funds' investment transaction business. It is also understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with certain such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Funds; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Funds and to such other clients.

     C. The Sub-Adviser agrees that it will not execute any portfolio transactions for a Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Funds of the Trust; (ii) a principal underwriter of the Trust 's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3.

     D. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Funds, which is advising the Funds, concerning the Sub-Adviser or its affiliated persons' transactions with the Funds in securities or other assets of the Funds, and (ii) will be limited to providing investment advice with respect to each Fund Account.

VIII. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of each Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

IX. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of each Fund Account as the Sub-Adviser may reasonably request.

X. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Funds in accordance with the attached Schedule C.

XI. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Funds acknowledge that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of
Section VII.B. hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to each Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to each Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of each Fund Account and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which each Fund Account may have an interest from time to time, whether in transactions which involve a Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for a Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for a Fund Account or otherwise.

XII. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Funds, each Fund Account, the Adviser and/or the Sub-Adviser.

XIII. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section XIII shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

XIV. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Funds to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to each Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

XV. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

XVI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

     A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to each Fund Account as contemplated hereby.

     B. The Funds will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investments of each Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

     C. The Funds are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Funds by applicable law and regulations.

XVII. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

     A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund Account as contemplated hereby.

     B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

XVIII. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

     A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("ADVISERS ACT") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

     B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Funds, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Funds, and will be surrendered to the Funds promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Funds and information relating to the Funds, unless the release of such records or information is otherwise consented to in writing by the Funds or the Adviser. The Funds and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

     C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of each Fund Account as the Adviser or the Funds may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

     D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Funds with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Funds that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Funds, the Sub-Adviser shall permit the Funds, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

     E. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Funds and the Adviser.

     F. The Sub-Adviser will immediately notify the Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

XIX. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Funds, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Funds in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XX. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year-to-year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

XXI. TERMINATION.

     A. This Agreement may be terminated by a Fund (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

          B. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

XXII. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XXIII. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

XXIV. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XXV. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

XXVI. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                   WT MUTUAL FUND
                                   on behalf of the Wilmington Large-Cap
                                   Strategy Fund and the Wilmington
                                   Small-Cap Strategy Fund

                                   By:
                                   Name:
                                   Title:

                                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                                   By:
                                   Name:
                                   Title:

                                   RODNEY SQUARE MANAGEMENT CORPORATION

                                   By:
                                   Name:
                                   Title:

                                   SCHEDULE A

                              OPERATING PROCEDURES

     From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Funds' compliance with the restrictions and limitations applicable to the operations of a registered investment company and
(ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                            SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage each Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to that Fund stated in the Funds Prospectus and Statement of Additional Information, as from time to time in effect, included in the Funds registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of each Fund Account:

     1. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Fund Account (1940 Act [section]5(b)(l); IRC [section]851(b)(4)(a)(ii));

     2.   purchase securities if such purchase would cause:

          a. more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act [section]12(d)(l)(A)(i)),

          b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act [section]12(d)(l)(A)(ii)),

          c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act [section]12(d)(l)(A)(iii)),

          d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act [section] 12(d)(1)(C));

     3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act [section] 12(d)(2)); or

     4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

          a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3- 1(a)), or

          b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

               (1) immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

               (2) immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

               (3) immediately after the purchase, not more than 5% of the value of the Fund Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-l(b)(3)).

C. The Sub-Adviser will manage each Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC [section]512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act [section]2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Funds' business of investing in such stock, securities, or currencies (IRC [section]851(b)(2)).


Dated: _________, 2011

                                   SCHEDULE B

                          RECORD KEEPING REQUIREMENTS

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of each Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     1.   the name of the broker;

     2. the terms and conditions of the order and of any modification or cancellation thereof;

     3.   the time of entry or cancellation;

     4.   the price at which executed;

     5.   the time of receipt of a report of execution; and

     6.   the name of the person who placed the order on behalf of the Fund
          Account.

B.   (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     1.   shall include the consideration given to:

          a.   the sale of shares of the Fund by brokers or dealers;

          b.   the supplying of services or benefits by brokers or dealers to:

               (1)  the Fund,

               (2)  the Adviser,

               (3)  the Sub-Adviser, and

               (4)  any person other than the foregoing; and

          c. any other consideration other than the technical qualifications of the brokers and dealers as such;

     2.   shall show the nature of the services or benefits made available;

     3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

     4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 3la-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to each Fund Account.


Dated: __________, 2011

                                   SCHEDULE C

                                  FEE SCHEDULE

FEE SCHEDULE FOR ASSETS ALLOCATED TO WTIM TO BE MANAGED PURSUANT TO THE "FUNDAMENTALLY WEIGHTED" STRATEGY:

     With respect to assets of a Fund allocated to WTIM's "fundamentally weighted" strategy as set forth in a Fund's prospectus, for the services provided to the Funds pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Fund Account allocated to the "fundamentally weighted" strategy as follows:

         40 basis points (0.40%) on the first $10 million;
         35 basis points (0.35%) on the next $15 million; and 30 basis points (0.30%) on assets greater than $25 million.

     The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account allocated to the "fundamentally weighted" strategy. The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above.

     The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.

FEE SCHEDULE FOR ASSETS ALLOCATED TO WTIM TO BE MANAGED PURSUANT TO THE "QUANTITATIVE" STRATEGY:

     With respect to assets of a Fund allocated to WTIM's "quantitative" strategy as set forth in a Fund's prospectus, for the services provided to the Funds pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Fund Account allocated to the "quantitative" strategy as follows:

         WILMINGTON LARGE-CAP STRATEGY FUND:
         15 basis points (0.15%) on the first $1 billion;
         10 basis points (0.10%) on the next $1 billion; and 5 basis points (0.05%) on assets greater than $2 billion.

         WILMINGTON SMALL-CAP STRATEGY FUND:
         20 basis points (0.20%) on the first $1 billion;
         15 basis points (0.15%) on the next $1 billion; and 10 basis points (0.10%) on assets greater than $2 billion.

     The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account allocated to the "quantitative" strategy. The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above.

     The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.

Dated: _____, 2011

                                   APPENDIX D

     For its services under the Current Advisory Agreement, RSMC earned the following gross advisory fees from the Funds during the last fiscal year:

                                                      FISCAL YEAR ENDED
FUND                                                    JUNE 30, 2010
----                                                  ------------------
Wilmington Prime Money Market Fund                       $8,246,232
Wilmington U.S. Government Money Market Fund             $6,638,691
Wilmington Tax-Exempt Money Market Fund                  $1,253,443
Wilmington Short/Intermediate Bond Fund                    $598,504
Wilmington Broad Market Bond Fund                          $238,366
Wilmington Municipal Bond Fund                             $497,538
Wilmington Large-Cap Strategy Fund                         $501,788
Wilmington Small-Cap Strategy Fund                         $258,497
Wilmington Multi-Manager International Fund              $1,503,327
Wilmington Multi-Manager Real Asset Fund                 $1,372,595*
Wilmington Aggressive Asset Allocation Fund                     N/A
Wilmington Conservative Asset Allocation Fund                   N/A

-----------------
* RSMC received $15,245 for its Enhanced Cash Strategy.

     With respect to the Wilmington Prime Money Market Fund, the Wilmington U.S. Government Money Market Fund and the Wilmington Tax-Exempt Money Market Fund ("Money Market Funds"), RSMC has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund' s operating expenses, or certain "class-specific fees and expenses" to prevent the Fund's (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time. Under this voluntary arrangement, RSMC may recover from the Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the "Trustees"), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund. Pursuant to RSMC's voluntary waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the Money Market Funds for the fiscal year ended June 30, 2010:

                                                   FISCAL YEAR ENDED
FUND                                                 JUNE 30, 2010
----                                               ------------------
Wilmington Prime Money Market Fund                     $6,967,585
Wilmington U.S. Government Money Market Fund           $7,711,198
Wilmington Tax-Exempt Money Market Fund                $1,227,250

     With respect to the Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund and Wilmington Conservative Asset Allocation Fund, RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent that the expenses of a Fund, excluding fund of fund expenses, taxes, extraordinary expenses, brokerage commissions, interest, and class-specific expenses and (such as Rule 12b-1 fees and sub-transfer agency expenses), expressed as an annualized percentage of average daily net assets, exceed the expense limitations set forth below.

FUND                                 EXPENSE LIMITATION     TERMINATION DATE
----                                 ------------------     ----------------
Large-Cap Fund                              0.25%           October 31, 2011
Small-Cap Fund                              0.25%           October 31, 2011
Aggressive Asset Allocation Fund            0.50%           October 31, 2014
Conservative Asset Allocation Fund          0.50%           October 31, 2014

     Pursuant to RSMC's contractual waiver obligations as described above, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the Funds for the fiscal year ended June 30, 2010:

                                                      FISCAL YEAR ENDED
FUND                                                    JUNE 30, 2010
----                                                  -----------------
Wilmington Large-Cap Strategy Fund                         $109,856
Wilmington Small-Cap Strategy Fund                         $603,585
Wilmington Aggressive Asset Allocation Fund                      $0
Wilmington Conservative Asset Allocation Fund                    $0

     For its services under the Current WTIM Agreement , WTIM received the following fees from RSMC (not the Funds) for its services during the last fiscal year for the Funds:

                                                     FISCAL YEAR ENDED
FUND                                                   JUNE 30, 2010
----                                                 ------------------
Wilmington Prime Money Market Fund                              N/A
Wilmington U.S. Government Money Market Fund                    N/A
Wilmington Tax-Exempt Money Market Fund                         N/A
Wilmington Short/Intermediate Bond Fund                         N/A
Wilmington Broad Market Bond Fund                               N/A
Wilmington Municipal Bond Fund                                  N/A
Wilmington Large-Cap Strategy Fund                         $313,554
Wilmington Small-Cap Strategy Fund                              N/A
Wilmington Multi-Manager International Fund              $1,202,697
Wilmington Multi-Manager Real Asset Fund                 $1,098,076
Wilmington Aggressive Asset Allocation Fund                     N/A
Wilmington Conservative Asset Allocation Fund                   N/A

     For its services under the Current WTIM (LC/SC) Agreement, WTIM earned the following gross advisory fees from the Funds during the last fiscal year:

                                                     FISCAL YEAR ENDED
FUND                                                   JUNE 30, 2010
----                                                 -----------------
Wilmington Large-Cap Strategy Fund                       $140,251
Wilmington Small-Cap Strategy Fund                       $147,732

     For services performed under the Current Agreements during the last fiscal year, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:

                                                     FISCAL YEAR ENDED
FUND                                                   JUNE 30, 2010
----                                                 -----------------
Wilmington Large-Cap Strategy Fund                        $912,497
Wilmington Small-Cap Strategy Fund                              $0
Wilmington Multi-Manager International Fund             $3,683,911
Wilmington Multi-Manager Real Asset Fund                $2,389,311

     For its services as administrator for the fiscal year ended June 30, 2010, RSMC received the following fees paid by the Funds during the period indicated:

                                                    FISCAL YEAR ENDED
FUND                                                  JUNE 30, 2010
----                                                ------------------
Wilmington Prime Money Market Fund                       $394,435
Wilmington U.S. Government Money Market Fund             $303,561

                                                      FISCAL YEAR ENDED
FUND                                                    JUNE 30, 2010
----                                                  -----------------
Wilmington Tax-Exempt Money Market Fund                    $52,898
Wilmington Short/Intermediate Bond Fund                    $26,898
Wilmington Broad Market Bond Fund                          $10,717
Wilmington Municipal Bond Fund                             $22,358
Wilmington Large-Cap Strategy Fund                         $22,549
Wilmington Small-Cap Strategy Fund                         $11,641
Wilmington Multi-Manager International Fund                $67,393
Wilmington Multi-Manager Real Asset Fund                   $60,831
Wilmington Aggressive Asset Allocation Fund                $10,194
Wilmington Conservative Asset Allocation Fund               $8,892

                                   APPENDIX E

THIS CHARTER WAS ADOPTED BY THE NOMINATING AND GOVERNANCE COMMITTEE ON MARCH 2, 2005 AND THE BOARD OF TRUSTEES ON MARCH 10, 2005. THIS CHARTER WAS LAST REVIEWED BY THE NOMINATING AND GOVERNANCE COMMITTEE ON MARCH 1, 2010.

                                 WT MUTUAL FUND

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.   PURPOSE

     The Nominating and Governance Committee (the "Committee") shall be a standing committee of the Board of Trustees (the "Board") WT Mutual Fund (the "Fund"). The purpose of the Committee is to:

     1. Recommend, for the Board's approval, a statement of fund governance principles;

     2. Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership, and (c) compensation and indemnification of, and insurance for, Board members;

     3. Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

     4.   Oversee the self-evaluation of the Board and its committees; and

     5. Identify and recommend to the Board, from time to time, a qualified individual to serve as the Fund's Chief Compliance Officer ("CCO"), and, in cooperation with the Regulatory Oversight Committee, monitor the CCO's performance. The Committee shall also make recommendations to the Board with respect to the CCO's responsibilities, compensation and retention.

II.  ORGANIZATION

     A.    MEMBERSHIP

          1. The Committee shall consist of at least three Trustees, none of whom is an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

          2. The Board shall elect each member of the Committee and the chairman of the Committee (the "Chairman"). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee. The Board may replace any member of the Committee for any reason.

          3. The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.

     B.   MEETINGS

          1. The Committee shall meet at least two times a year. The Chairman may call additional meetings as are necessary or appropriate.

          2. The Committee shall have the authority to meet privately and to allow non-members to attend by invitation.

          3. A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent to action without a meeting.

          4. The Chairman shall distribute a meeting agenda to the Committee members at a reasonable time prior to each meeting.

          5. The secretary appointed by the Chairman shall prepare written minutes of each meeting.

     C.   REPORTING

          Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. The Committee may also request that nomination matters be discussed with the Board in executive session at any Board meeting.

III. AUTHORITY

          1. The Committee shall have authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm's fees or retention terms.

          2. The Committee is authorized to obtain advice and assistance from the Fund's counsel, independent accountant and other service providers in connection with the performance of its responsibilities. If the Committee determines that it is necessary to do so in order for the Committee to discharge its responsibilities, the Committee may retain independent counsel and accounting services at the Fund's expense.

          3. In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Funds.

IV.  RESPONSIBILITIES

     A.   FUND GOVERNANCE PRINCIPLES

          1. The Committee shall recommend to the Board a Statement of Fund Governance Principles that shall address, among other matters, the responsibilities of the Board and its committees, the functioning of the Board, the relationship of the Board to the investment advisers and other major service providers (e.g., principal underwriter, administrator and accounting agent, transfer agent, custodian) to the Funds, the standard of conduct expected of members of the Board, the functions of the Chairman of the Board, and the process of Board self-evaluation.

          2. The Committee shall review the Statement of Fund Governance Principles not less frequently than annually, and the Committee shall make recommendations to the Board with respect to any changes the Committee deems appropriate.

     B. SIZE, STRUCTURE AND COMPOSITION OF THE BOARD AND QUALIFICATIONS FOR MEMBERSHIP

          1. The Committee shall review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to non-interested Trustees, the number and types of committees, the functions of the Fund's officers, and the types of expertise and experience needed among the Trustees. Accordingly, the Committee shall recommend to the Board:

               (a) a Statement of Policy on Qualifications for Board
                   Membership; and

               (b) a Statement of Policy on Qualifications for Chairman of the Board.

          2. The Committee shall be responsible for overseeing the orientation and training of new Trustees and the continuing education of all Trustees. Accordingly, the Committee shall recommend to the Board a Statement on Continuing Education for Trustees.

          3. The Committee shall make recommendations to the Board with respect to the level and types of compensation for Board members and the Chairman of the Board. The Committee shall review such compensation arrangements annually.

          4. The Committee shall make recommendations to the Board with respect to level and extent of insurance for and indemnification of Board members and the Chairman of the Board. The Committee shall review such insurance and indemnification arrangements annually.


     C. IDENTIFICATION AND NOMINATION OF CANDIDATES FOR MEMBERSHIP AND CHAIRMANSHIP

          1. The Committee shall develop a list of possible new members for the Board, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate.

          2. The Committee shall identify and recommend candidates for nomination by the Board in accordance with the Statement of Policy on Qualifications for Board Membership, and candidates for the chairmanship of the Board in accordance with the Statement of Policy on Qualifications for Chairman of the Board.

          3. The Committee shall make recommendations to the Board with respect to membership on committees.

     D.   SELF-EVALUATION OF THE BOARD AND ITS COMMITTEES

          1. The Committee shall recommend a plan and schedule to the Board for annual self-evaluation by the Board and its committees.

          2. The Committee shall oversee the process of self-evaluation approved by the Board, including the creation and distribution of self-evaluation questionnaires, collation of responses to the questionnaires in a written report, review of the collated results by the members of the Committee, and an appropriate report by the Committee to the Board regarding the outcome of the self- evaluations.

     E.   CHIEF COMPLIANCE OFFICER

          1. The Committee shall identify qualified individuals, from time to time, to serve as CCO, and recommend an appropriate candidate to the Board.

          2. The Committee shall work with the Regulatory Oversight Committee of the Board to monitor (a) the performance of the CCO and (b) the cooperation of the advisers and service providers with the CCO, including the requirement of regular reports by the CCO to both committees and, as appropriate, the Board.

          3. The Committee shall work with the Regulatory Oversight Committee to annually review the Chief Compliance Officer's responsibilities and the extent of his or her authority.

          4. The Committee shall conduct an annual compensation and retention review with respect to the CCO and make appropriate recommendations to the Board.

     F.   COMMITTEE CHARTER

          The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate.

IV. NOMINEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

     A.   POLICY

          The Committee will consider nominee candidates recommended by shareholders of the Fund. The Committee will evaluate such nominees according to the Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders.

     B.   PROCESS

          Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9(th) Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

                                 WT MUTUAL FUND

              STATEMENT OF POLICY ON QUALIFICATIONS FOR MEMBERSHIP
                            ON THE BOARD OF TRUSTEES

     All members of the Board of Trustees (the "Board") of WT Mutual Fund (the "Fund") shall possess:

     1. The ability to apply reasonable business judgment and exercise properly their duties of care and loyalty in the best interests of the shareholders of the Fund;

     2. Proven leadership ability, high integrity, collegiality and moral character, substantial business or other relevant experience and a demonstrated capacity to manage a high level of responsibility;

     3. The ability to understand complex principles of business and investment, to solve multi-faceted problems and to operate positively in the regulatory environment of the Fund; and

     4.   The ability to read and understand basic financial statements.

     In addition, as may be required by the Fund in order to take advantage of certain exemptive rules under the Investment Company Act of 1940 (the "1940 Act"), certain members of the Board of Trustees may also need to be "disinterested directors" as such term is defined in Rule 0-1(a)(7) under the 1940 Act.

     In selecting among potential candidates for Board membership, the Board shall give effect to a preference for candidates who hold or have held senior-level positions in business, finance, law, education, research or government.

     The Board believes that a mandatory retirement age for trustees is appropriate and such mandatory retirement age shall be 75 years old as determined on December 31 of each year. The Nominating and Governance Committee will consider age, experience and other relevant factors described above when making nominations to the Board.

                                 WT MUTUAL FUND

             STATEMENT OF POLICY ON QUALIFICATIONS FOR SELECTION AS
                             CHAIRMAN OF THE BOARD

I.   INDEPENDENCE

     The Chairman of the Board of Trustees (the "Board") of WT Mutual Fund (the "Fund") shall be a "disinterested director" (as such term is defined in the Investment Company Act of 1940).

II.  REQUIRED SKILLS

     In addition to the basic qualifications for all members of the Board, the Chairman shall possess the ability to:

     1. Foster a boardroom culture consistent with the Fund's Statement of Fund Governance Principles.

     2.   Exercise leadership among the Trustees.

     3.   Chair Board meetings in an evenhanded and open manner.

     4. Communicate effectively with the Fund's shareholders, service providers, regulatory agencies, the press and other relevant parties.

     5. Represent the Fund's interests effectively in all dealings with the Fund's advisers and other service providers.

     6.   Evaluate and prioritize issues for consideration by the Board.

III. REQUIRED EXPERIENCE

     The Chairman shall have senior-level experience in business, finance, law, education, research or government, including experience in managing a high level of responsibility.

IV.  COMMITMENT

     The Chairman must have the commitment, availability and time needed to discharge the responsibilities of the position to the extent necessary to serve the best interests of the shareholders.


          Adopted as of July 1, 2005 and revised on February 26, 2007.

                                 WT MUTUAL FUND

            STATEMENT OF POLICY ON CONTINUING EDUCATION FOR TRUSTEES

     All members of the Board of Trustees (the "Board") of WT Mutual Fund (the "Trust") are encouraged to participate in continuing education programs to broaden their knowledge with respect to various issues relevant to the securities industry. Attending such programs will assist the Trustees in executing their duties to the Fund. Consistent with this policy, Trustees may consider attending continuing education opportunities offered by securities and mutual fund industry organizations, including any seminars and conferences. To assist the Trustees, the Board or the Nominating and Governance Committee (the "Committee") may from time to time recommend certain programs of interest to the Trustees. Additionally, management of the Trust will periodically notify the Trustees of in-house programs presented by Counsel and other service providers on industry topics of relevance to the Trustees.

     It shall be the general policy of the Trust to reimburse each Trustee for one continuing education program during each calendar year. In order to be reimbursed for continuing education programs, a Trustee must obtain pre-approval for reimbursement from either the Chairman of the Committee or the Chairman of the Board. A Trustee may request reimbursement for additional programs provided such request is approved by both the Chairman of the Committee and the Chairman of the Board.

     ADOPTED AS OF FEBRUARY 18, 2009.

                               FORM OF PROXY CARD

                       WILMINGTON PRIME MONEY MARKET FUND
                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                       WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                 WILMINGTON SHORT/ INTERMEDIATE-TERM BOND FUND
                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                       WILMINGTON LARGE-CAP STRATEGY FUND
                       WILMINGTON SMALL-CAP STRATEGY FUND
                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                           A series of WT Mutual Fund

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2011

                      THIS PROXY IS SOLICITED ON BEHALF OF
                    THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Prime Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, Wilmington Short/ Intermediate-Term Bond Fund, Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund, and Wilmington Conservative Asset Allocation Fund (the "Funds") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on March 11, 2011 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof. You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1 To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RSMC.

     FOR    [__]      AGAINST    [__]      ABSTAIN    [__]

2 To approve a new investment sub-advisory agreement among the Trust, on behalf of each Fund, RSMC and Wilmington Trust Investment Management, LLC ("WTIM").

     FOR    [__]      AGAINST    [__]      ABSTAIN    [__]

3 To approve a new investment sub-advisory agreement among the Trust, on behalf of the Wilmington Large-Cap Strategy Fund and the Wilmington Small-Cap Strategy Fund, RSMC and WTIM. (Shareholders of Wilmington Large-Cap Strategy Fund and Wilmington Small-Cap Strategy Fund only).

     FOR    [__]      AGAINST    [__]      ABSTAIN    [__]

4    To elect one Trustee to the Board of Trustees.

     FOR    [__]      WITHHOLD    [__]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated [__________], 2010.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

-------------------------------------------------    ---------------------------
Signature                                            Date

-------------------------------------------------    ---------------------------
Signature (if held jointly)                          Date